Exhibit 1

Dated as of January 19, 2021

REPUBLIC OF CHILE

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

HSBC SECURITIES (USA) INC.

J.P. MORGAN SECURITIES LLC

AND

SANTANDER INVESTMENT SECURITIES INC.

UNDERWRITING AGREEMENT

US$750,000,000 2.550% Notes due 2032

US$1,500,000,000 3.100% Notes due 2061

REPUBLIC OF CHILE

US$750,000,000 2.550% Notes due 2032

US$1,500,000,000 3.100% Notes due 2061

UNDERWRITING AGREEMENT

January 19, 2021

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street
New York, New York 10013

HSBC Securities (USA) Inc.

452 Fifth Avenue
New York, New York 10022

J.P. Morgan Securities LLC

383 Madison Avenue
New York, New York 10179

Santander Investment Securities Inc.
45 East 53rd Street
New York, New York 10022

Ladies and Gentlemen:

THE REPUBLIC OF CHILE (the “Republic” or “Chile”) proposes to issue and sell to BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P Morgan Securities LLC, and Santander Investment Securities Inc. (the “Underwriters”) an additional US$750,000,000 aggregate principal amount of its 2.550% Notes due 2032 (the “Reopening 2032 Notes”) and US$1,500,000,000 aggregate principal amount of its 3.100% Notes due 2061 (the “2061 Notes” and, together with the Reopening 2032 Notes, the “Notes”).  The Republic expects to apply the net proceeds of the sale of the Notes for general purposes of the government. The Notes will be issued pursuant to an indenture, dated as of December 12, 2014 (the “Base Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) a copy of which was filed on May 5, 2015 with the Securities and Exchange Commission (the “Commission”) as an exhibit to a post-effective amendment to registration statement No. 333-183920, under Schedule B (“Schedule B”) of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes to be issued by the Republic will be evidenced initially by one or

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more Registered Global Notes (each a “Registered Global Note”) deposited with a custodian for, and registered in the name of a nominee of, the Depository Trust Company (“DTC”).  The Notes will be in registered form without coupons.  The Notes will be issued in denominations of US$200,000 and integral multiples of US$1,000 in excess thereof.  Except where the context otherwise requires, terms not otherwise defined in this Underwriting Agreement (the “Agreement”) shall have the meanings specified in the Indenture or in the Notes.

1.                                      Issue of Notes, Prospectus and Publicity

(a)                                 Agreement to Issue Notes.  The Republic agrees to issue and sell the Notes to the Underwriters as provided in this Agreement on January 22, 2021 or such later date, not being later than January 27, 2021, as the Republic and the Underwriters may agree (the “Closing Date”).

(b)                                 Payment of the Notes.

(i)                                     Each Underwriter, severally and not jointly, agrees to purchase at a price equal to (i) 105.642% of the aggregate principal amount of the Reopening 2032 Notes plus accrued interest (y) of US$9,296,875 from (and including) July 27, 2020 to (but excluding) January 22, 2021, the expected Closing Date and (z) from January 22, 2021, if settlement occurs after that date, and (ii) 99.596% of the aggregate principal amount of the 2061 Notes, plus accrued interest, if any, from (and including) January 22, 2021 to the Closing Date (the aggregate amount of the purchase price paid by the Underwriters in respect of the Notes being the “Purchase Price”), subject to the adjustments referred to in Section 9(c), the principal amount of the Notes set forth opposite its name on Schedule II, as such amount may be adjusted pursuant to Section 11 hereof.

(c)                                  Terms of the Notes.  The Notes will be issued in accordance with the terms of the Indenture and will be in the form and contain such terms as set forth therein.  The Indenture and this Agreement are together referred to herein as the “Agreements.”

(d)                                 Publicity.  Except as may be required by law and except as provided for in this Agreement, no announcement or other publicity in newspapers, journals or marketing materials relating to the Notes shall be made or issued directly or indirectly by or on behalf of any of the parties hereto without the prior approval of the Republic and the Underwriters; provided that this shall not apply to customary publications made by the Underwriters in connection with the marketing of the Notes.

(e)                                  The Reopening 2032 Notes will be consolidated, constitute a further issuance of, form a singles series, and be fully fungible with the Republic’s outstanding US$750,000,000 2.550% Notes due 2032 originally issued on January 27, 2020.

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2.                                      Stabilization

(a)                                 The Underwriters, for their own accounts, may to the extent permitted by applicable law, regulations and rules, engage in transactions that stabilize, maintain, or otherwise affect the price of the Notes, including without limitation, overallotting the offering, creating a short position and bidding for and purchasing Notes to cover such short positions, and bidding for and purchasing Notes to stabilize the price of the Notes.  In doing so, the Underwriters shall act as principals and not as agents of the Republic and any loss resulting from over-allotment or stabilization will be borne, and any profit arising therefrom shall be retained, by the Underwriters.  Such transactions will be undertaken at the offices of the Underwriters (or any person acting for any of them) and on the International Securities Market (the “ISM”) of the London Stock Exchange (the “Stock Exchange”).  However, stabilization may not necessarily occur.  Any stabilization action may begin on or after the date of adequate public disclosure of the final price of the Notes is made and, if begun, may be ended at any time, but it must end no later than 30 calendar days after the date on which the Republic received the proceeds of the issue, or no later than 60 calendar days after the date of the allotment of the Notes.

(b)                                 Nothing in this Section 2 shall be construed as requiring the Republic to issue more than (i) US$750,000,000 in principal amount of the Reopening 2032 Notes or (ii) US$1,500,000,000 in principal amount of the 2061 Notes.

3.                                      Agreements by the Underwriters

(a)                                 Purchase of Notes.  The Underwriters agree severally, and not jointly, to purchase the Notes at the Purchase Price on the Closing Date subject to the terms of this Agreement.

(b)                                 Restrictions.  Each of the Underwriters severally represents, warrants and agrees that it and, where applicable, each of its affiliates that participate in the distribution of the Notes has complied and will comply with the terms set out in Schedule I.

The Underwriters have not entered nor will they enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with their affiliates or with the prior written consent of the Republic pursuant to the terms of this Agreement.

(c)                                  Sales Among Affiliates of the Underwriters.  The Republic acknowledges and agrees that the Underwriters may sell to any of their affiliates Notes purchased by any Underwriter, and that any of such affiliates may sell to other such affiliates or to the Underwriters Notes purchased by such affiliates.

4.                                      Listing

(a)                                 Application for Listing.  The Republic confirms that it will make or cause to be made an application, on behalf of the Republic, for the Notes to be admitted to trading on the ISM.

(b)                                 Supply of Information.  The Republic agrees to supply to the Underwriters for delivery to the Stock Exchange copies of the Final Prospectus (as defined in Section 5(a)(i)),

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on behalf of the Republic, and such other documents, information and undertakings as may be required for the purpose of obtaining such listing.

5.                                      Representations and Warranties of the Republic

The Republic represents and warrants on the date hereof and as of the Closing Date, unless otherwise stated, to each of the Underwriters as follows:

(a)                                 Registration Statement.

(i)                                     The Republic meets the requirements for use of Schedule B.  The Republic has filed with the Commission registration statement under Schedule B (No. 333-235463) covering the registration of the Notes under the Securities Act and including the related base prospectus (the “Base Prospectus”) and any documents included by reference therein.  Such registration statement has been declared effective by the Commission, as amended as of the date and time of this Agreement (the “Execution Time”).  Such registration statement, as amended as of the Execution Time, together with the Base Prospectus constituting a part thereof, any prospectus supplement relating to the Notes and all documents incorporated by reference thereto, meet the requirements set forth in Commission Release No. 33-6424 (the “Release”) and Schedule B.  The Republic has filed a preliminary prospectus supplement with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), which has been furnished to the Underwriters (the “Preliminary Prospectus Supplement”), and proposes to file with the Commission, pursuant to Rule 424(b), a supplement to the Base Prospectus (the “Prospectus Supplement”) relating to the Notes and the plan of distribution thereof and has previously advised you of all other information (financial, statistical and other), if any, with respect to the Republic to be set forth therein. Such registration statement (including the Base Prospectus and any documents incorporated by reference in such registration statement), as amended as of the Execution Time, including the exhibits thereto and all documents incorporated by reference in the Base Prospectus contained therein, if any, each as amended, at the date and time it became effective (the “Effective Time”), are hereinafter referred to as the “Registration Statement.” The Base Prospectus together with the Prospectus Supplement in the form in which it shall be first filed with the Commission pursuant to Rule 424(b) after the Execution Time is hereinafter referred to as the “Final Prospectus,” and any reference to any amendment or supplement to the Final Prospectus or the Base Prospectus shall be deemed to refer to and include any annual reports on Form 18-K and any amendments to such Form 18-K on Form 18-K/A (including all exhibits thereto) (collectively, a “Form 18-K”) filed after the Execution Time, under the United States Securities Exchange Act of 1934 (the “Exchange Act”) and incorporated by reference in the Final Prospectus.

(ii)                                  Prior to the termination of the offering of the Notes, the Republic will not file any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus that shall not have previously been furnished

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to the Underwriters or of which the Underwriters shall not previously have been advised or to which the Underwriters shall have reasonably objected in writing.

(iii)                               At the Effective Time, the Registration Statement and any amendment thereof did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus and any amendment or supplement thereto will, comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder, including the Release and Schedule B.  The (i) Registration Statement, as amended at the Effective Time and at the Execution Time, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, did not contain or will not contain, as applicable, an untrue statement of a material fact or omit or will not omit, as applicable, to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) Final Prospectus, on the date it is first filed in accordance with Rule 424(b), on the date of any amendment or supplement thereto and on the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Republic makes no representations or warranties with respect to any statements or omissions contained herein, in the Registration Statement or the Final Prospectus made in reliance upon and in conformity with the information furnished in writing to the Republic by the Underwriters, expressly for use in the Registration Statement or the Final Prospectus, it being understood and agreed that the only information furnished by the Underwriters is set forth in Sections 10(a) and  10(b).

(iv)                              The Disclosure Package (as defined herein), at the date and time of the first sale of the Notes to the public (4.30 p.m. New York City Time on the date of this Agreement, the “Initial Sale Time”), when taken as a whole, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus (as defined below) identified in Schedule III, as supplemented by and taken together with the Disclosure Package as of the Initial Sale Time, did not, and as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Republic by any Underwriter specifically for use therein.  The (i) Base Prospectus, as amended and supplemented as of the Execution Time, (ii) Preliminary Prospectus Supplement, (iii) issuer free writing prospectuses as defined in Rule 433 under the Securities Act (each an “Issuer Free Writing Prospectus”), if any, identified in Schedule IV hereto, and (iv) any other free writing prospectus as defined in Rule 405 under the Securities Act (each a “Free Writing Prospectus”) that the parties hereto shall hereafter

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expressly agree in writing to treat as part of this Disclosure Package, are hereinafter referred to as the “Disclosure Package.”

(v)                                 The documents, if any, incorporated by reference in the Disclosure Package and the Final Prospectus, when they became effective or were filed with the Commission, as the case may be (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Disclosure Package and the Final Prospectus or any further amendment or supplement thereto when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Republic makes no representations or warranties with respect to any statements or omissions contained in the Disclosure Package or the Final Prospectus made in reliance upon and in conformity with information furnished in writing to the Republic by the Underwriters, expressly for use in the Disclosure Package or the Final Prospectus, it being understood and agreed that the only information furnished by the Underwriters is set forth in Sections 10(a) and 10(b).

(b)                                 Powers and Authority.  The Republic has full power and authority to execute and deliver each of this Agreement, the Indenture and the Notes and all other documents and instruments to be executed and delivered by the Republic hereunder and thereunder (including the Authorization contemplated thereunder), to incur the obligations to be incurred by it as provided herein or therein, and to perform and observe the provisions hereof and thereof on its part to be performed or observed and to issue and sell the Notes and to perform the terms thereof.

(c)                                  Authorization.  The filing of the Registration Statement and the issuance and sale of the Notes and the execution and delivery of this Agreement, the Indenture and the Notes by the Republic and all other documents to be executed and delivered by the Republic hereunder and thereunder (including the Authorization contemplated thereunder) and the performance of its obligations hereunder and thereunder have been duly authorized by the Republic.

(d)                                 Validity of Agreements.  Each of this Agreement and the Indenture and the Authorization contemplated thereunder has been duly executed and delivered on behalf of the Republic and constitutes a legal, valid and binding obligation of the Republic enforceable against the Republic in accordance with the terms thereof, subject as to enforcement to bankruptcy, liquidation, insolvency, reorganization, moratorium and other laws of general applicability

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relating to or affecting creditors’ rights generally and to general equity principles and except that, with respect to this Agreement, the enforceability of rights of indemnity or contribution provided herein may be limited by federal and state and other applicable laws and public policies underlying these laws.

(e)                                  Validity of Notes.  The Notes have been duly authorized and, when duly executed and authenticated in accordance with the terms of the Indenture and delivered and paid for in accordance with this Agreement, will be valid and binding obligations of the Republic entitled to the benefits of the Indenture.

(f)                                   Consents.  No consent, approval, authorization, order, registration or qualification of or with any court, government or governmental agency or body or any third party is required to be taken, fulfilled, performed or obtained in the Republic or elsewhere (including, without limitation, the obtaining of any consent, approval or license or the making of any filing or registration) for the execution and delivery of the Agreements by the Republic, or for the issue, sale, delivery and performance of the Notes as contemplated herein and in the Registration Statement, the consummation of the other transactions contemplated by the Agreements and the compliance by the Republic with the terms of the Agreements, as the case may be, or for the validity or enforceability of the Agreements and the Notes against the Republic, except for the authorizations contained in Article 3 of Law No. 21,289, published in the Official Gazette on December 16, 2020, (“Law No. 21,289”) and in Supreme Decree No. 2,284, issued on December 16, 2020, and published in the Official Gazette on January 18, 2021 of the Ministry of Finance of the Republic (the “Supreme Decree”), which have been duly obtained and are in full force and effect on the date hereof and will be in full force and effect on the Closing Date.

(g)                                  Compliance.  The execution, delivery and performance of this Agreement and the Indenture, the issuance, sale and delivery of the Notes, the consummation of the other transactions contemplated by the Agreements and the Notes (and compliance with the terms hereof and thereof) do not and will not (i) in any material respect conflict with or result in a breach of any constitutional provision, any provision of any treaty, convention, statute, law, regulation, decree, judgment, order of any government, governmental body or court, domestic or foreign court order or similar authority binding upon the Republic, (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any fiscal agency agreement, trust deed, mortgage or other agreement to which the Republic or any National Governmental Agency is a party or by which any of them or any of their respective properties or assets are bound or (iii) result in the creation of any lien or encumbrance upon such properties or assets, except, in cases of clauses (ii) and (iii), for those violations and defaults which individually and, in the aggregate, are not material to the Republic when taken as a whole.  As used herein, the term “National Governmental Agency” means any ministry, department, agency or autonomous regulatory authority of the Republic.

(h)                                 Event of Default.  No event has occurred and is continuing or circumstance arisen which, had the Notes already been issued, would (with the giving of notice and/or the passage of time) constitute an Event of Default under the Notes.

(i)                                     Litigation.  Other than as set forth or contemplated in the Registration Statement, the Disclosure Package and the Final Prospectus, there are no pending or, to the best

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knowledge of the Republic after due inquiry, threatened actions or proceedings (foreign or domestic) against or affecting the Republic or any National Governmental Agency which, if determined adversely to the Republic or any such National Governmental Agency, would individually or in the aggregate have a materially adverse effect on the financial condition or revenues and expenditures of the Republic or would materially adversely affect the ability of the Republic to perform its obligations under the Agreements, or which are otherwise material in the context of the issue of the Notes.

(j)                                    Taxes and Filing of Documents.  There is no tax, duty, levy, impost, deduction, governmental charge or withholding imposed by the Republic or any political subdivision or taxing authority thereof or therein by virtue of the execution, delivery, performance or enforcement of the Agreements (except for court clerk and consular fees in connection with enforcement proceedings) or to ensure the legality, enforceability, validity or admissibility into evidence of the Agreements or of any other document to be furnished thereunder, and it is not necessary that the Agreements be submitted to, filed or recorded with any court or other authority in the Republic to ensure such legality, validity, enforceability or admissibility into evidence (except for their translation into Spanish for their submission to court in Chile).

(k)                                 Republic’s Obligations.  When duly issued and authenticated and paid for by the Underwriters, the Notes will constitute direct, general, unconditional and unsubordinated external indebtedness of the Republic for which the full faith and credit of the Republic will have been pledged; when issued, the Notes will rank without any preference among themselves and equally with all other unsubordinated external indebtedness of the Republic.  It is understood that this provision shall not be construed so as to require the Republic to make payments under the Notes ratably with payments being made under any other external indebtedness.

(l)                                     Private, Commercial Action.  The execution, delivery and performance of this Agreement, the Indenture and the other documents referred to therein, and the issuance and sale of the Notes and the performance of the terms thereof by the Republic, constitute private and commercial acts rather than public or governmental acts.  Under the laws of the Republic, except as described in the Registration Statement, the Disclosure Package and the Final Prospectus, neither the Republic nor any of its property has any immunity (i) from jurisdiction of any court, (ii) from set-off or any legal process in the courts of the Republic other than attachment prior to judgment and attachment in aid of execution or (iii) from set-off or any legal process in any court other than a court of the Republic (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise); provided, however, that the Republic is not permitted under the laws of the Republic to waive its immunity with respect to any attachment (prior to judgment or in aid of execution or otherwise) with respect to properties of the Republic located in Chile; and provided further, that with respect to the movable and immovable property of the Republic which is destined for diplomatic and/or consular missions or to the residence of the head of such missions or for military purposes, including such property which is property of a military character or under the control of a military authority or defense agency, or the rights or property of the Chilean Central Bank (Banco Central de Chile) abroad, the waiver of immunity by the Republic is not permitted under the laws of the Republic. The waiver of immunity by the Republic contained in Section 19 hereof, Section 9.7(f) of the Indenture and Paragraph 15 of the Terms and Conditions of the

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Notes thereof and the indemnification and contribution provisions contained in Section 10 hereof do not conflict with Chilean law or public policy.

(m)                             IMF.  The Republic is a member of, and is eligible to use the general resources of, the International Monetary Fund (the “IMF”).

(n)                                 Enforcement of Agreements.  Each of this Agreement, the Indenture and the Notes is in proper form under the laws of the Republic for the enforcement of a final and conclusive judgment in the courts of Chile, and in the legal action of such courts, such courts (i) would recognize and give effect to the respective provisions of this Agreement, the Indenture and the Notes that such documents be governed by the laws of the State of New York and (ii) would accordingly enforce the final and conclusive judgment made by a New York court.  However, for its enforceability and admissibility in evidence in the Republic, each such document would need to be duly translated into Spanish, unless executed in Spanish by all the parties thereto.  This procedure could be carried out in relation to any document issued or executed in a language other than Spanish at any time prior to such document being admitted as evidence in a proceeding held in Chilean courts.

(o)                                 Licenses, Consents and Residence.  It is not necessary under the laws of the Republic that the Underwriters be licensed, qualified or entitled to carry on business in the Republic by reason of the execution, delivery, performance or enforcement of any of the Agreements and the Underwriters will not be deemed resident, domiciled, to be carrying on business or subject to taxation in the Republic solely by reason of the execution, delivery, performance outside the Republic or enforcement of the Agreements.

(p)                                 Ratings.  There has been no public announcement by Fitch Ratings Limited (“Fitch Ratings”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“Standard & Poor’s”) that the ratings accorded to the Republic’s debt securities in effect on the date hereof are under, or will be under, surveillance or review; and the Republic has not been informed by either Fitch Ratings, Moody’s or Standard & Poor’s that any of them intends or is contemplating any downgrading in any rating accorded to the Republic’s debt securities.

(q)                                 Sanctions. The Republic will not knowingly use the proceeds of the offering of the Notes, or lend, contribute or otherwise make available such proceeds to any entity or other person, (i) to fund any activities of or business with any person that, at the time of such funding, is the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or is in any country or territory, that, at the time of such funding, is the subject of Sanctions (currently, inter alia, the region of Crimea, Cuba, Iran, North Korea, Syria and Venezuela), or (ii) in any other manner that will result in a violation by any person (including any person participating in the offering of the Notes, whether as underwriter, advisor, investor or otherwise) of Sanctions.

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6.                                      Covenants of the Republic

The Republic agrees with each of the Underwriters as follows:

(a)                                 Representations and Warranties.  The Republic will notify the Underwriters promptly if at any time prior to payment of the Purchase Price to the Republic and fulfillment of all of the conditions precedent set forth in Section 8 anything occurs which renders or may render untrue or incorrect in any material respect any of the representations and warranties contained in Section 5 and will forthwith take such steps as the Underwriters may reasonably require to remedy and/or publicize the fact.

(b)                                 Filing and Delivery of Final Prospectus.  Promptly after the execution and delivery of this Agreement, the Republic will file the Prospectus Supplement with the Commission pursuant to Rule 424(b), setting forth, among other things, the necessary information with respect to the final terms of the offering of the Notes.  The Republic will promptly deliver to each of the Underwriters and to their counsel copies of the Registration Statement in the form in which it became effective and all amendments thereto hereafter made (including any Form 18-K and amendment thereto) which relate to the Notes (in each case including all exhibits filed therewith and all documents incorporated by reference therein not previously furnished to the Underwriters), including signed copies of each consent and certificate included therein or filed as an exhibit thereto, and will deliver to each of the Underwriters as many unsigned copies of the foregoing (excluding the exhibits) as the Underwriters may reasonably request.  The Republic will also send to the Underwriters as soon as practicable after the date of this Agreement and thereafter from time to time as many copies of the Final Prospectus as any of the Underwriters or dealers may reasonably request for the purposes required by the Securities Act.

(c)                                  Filing of Final Term Sheet.  The Republic agrees to prepare final term sheets in the forms set forth in Schedule IV hereto (the “Final Term Sheet”), containing solely a description of the Notes in the form approved by the Underwriters, and to file such Final Term Sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule.  Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.

(d)                                 Delivery of Amendments and Supplements.  During such period (not exceeding 120 days) after the commencement of the offering of the Notes as the Underwriters or any dealer may be required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), if any event relating to or affecting the Republic, or of which the Republic, shall be advised in writing by the Underwriters, shall occur, should be set forth in a supplement to or an amendment of the Final Prospectus in order to make the statements set forth in the Final Prospectus, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend the Final Prospectus to comply with the Securities Act, the Republic will forthwith at its expense prepare and furnish to the Underwriters and the dealers named by any of the Underwriters a reasonable number of copies of a supplement to or supplements or an amendment or amendments of the Final Prospectus which will supplement or amend the Final Prospectus so that as supplemented or amended it will comply with the Securities Act and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make

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the statements therein, in the light of the circumstances under which they were made, not misleading.  In case any Underwriter or dealer is required to deliver a prospectus after the expiration of 120 days after the commencement of the offering of the Notes, the Republic, upon the request of such Underwriter or dealer, will furnish to such Underwriter or dealer, a reasonable quantity of a supplemented or amended Final Prospectus, or supplements to or amendments of the Final Prospectus, complying with Section 10(a) of the Securities Act.

(e)                                  The Republic will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to the Closing Date and to satisfy all conditions precedent to the delivery by it of the Notes.

(f)                                   The Republic will advise the Underwriters promptly of the filing of the Prospectus Supplement pursuant to Rule 424(b) or otherwise and of any amendment or supplement to the Final Prospectus, the Registration Statement or the Disclosure Package or of official notice of institution of proceeding for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use its best efforts to obtain the prompt withdrawal thereof.

(g)                                  The Republic will take such actions as the Underwriters may reasonably request to qualify the Notes for offer and sale under the Blue Sky or legal investment laws of such jurisdictions in the United States and under the legal investment laws of such jurisdictions outside the United States as the Underwriters may reasonably designate, and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions inside or outside the United States and to maintain such qualifications for a period of at least one year from the Effective Time of the Registration Statement; provided, however, that the Republic shall not be required to qualify as a foreign corporation or dealer in securities under the laws of any jurisdiction other than as set forth in this Agreement and the Indenture or to file a general consent to service of process in any jurisdiction.

(h)                                 Additional Amounts.

(i)                                     All payments by the Republic in respect of the Notes will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the Republic, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (for purposes of this paragraph, a “Relevant Tax”), unless the withholding or deduction of any such Relevant Tax is required by law.  In that event, the Republic will pay such additional amounts, including but not limited to, the payment of the 4% withholding tax imposed on payments of interest to bondholders that are not residents of the Republic (“Additional Amounts”), as may be necessary to ensure that the amounts received by the bondholders after such withholding or deduction will equal the respective amounts of principal and interest that would have been receivable in respect of the Notes in the absence of such withholding or deduction; provided, however, that no Additional Amounts will be payable in respect of any Relevant Tax:

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(A)                               imposed by reason of a bondholder or beneficial owner of a Note having some present or former connection with the Republic other than merely being a bondholder or beneficial owner of the Note or receiving payments of any nature on the Note or enforcing its rights in respect of the Note;

(B)                               imposed by reason of the failure of a bondholder or beneficial owner of a Note, or any other person through which the bondholder or beneficial owner holds a Note, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such bondholder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction, provided that (x) the Republic or the Republic’s agent has provided the trustee with at least 60 days’ prior written notice of an opportunity to satisfy such a requirement, and (y) in no event shall such holder or beneficial owner or other person’s obligation to satisfy such a requirement require such holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or

(C)                               is imposed by reason of a bondholder or beneficial owner of a Note, or any other person through which the bondholder or beneficial owner holds a Note, having presented the Note for payment (where such presentation is required) more than 30 days after the relevant date, except to the extent that the bondholder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Note for payment on any date during such 30-day period.

As used in this paragraph (h), “relevant date” in respect to any Notes, means the date on which payment in respect hereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given under the Indenture to the holders that such monies have been so received and are available for payment.  Any reference to “principal” and/or “interest” under the Indenture also refers to any additional amounts which may be payable under the Indenture.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Notes or any other document or instrument referred to therein.  The Republic will also indemnify the bondholders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them in any jurisdiction in connection with, the

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enforcement of the obligations of the Republic under the Notes or any other document or instrument referred to therein following the occurrence of any Event of Default.

(ii)                                  From the date hereof through the period ending 30 days after the Closing Date, the Republic will ensure that no other dollar-denominated debt securities of the Republic, other than debt securities with a maturity of one year or less, are placed or sold in the international capital markets, directly or indirectly on its behalf, in any manner which might, in the reasonable opinion of the Underwriters, have a detrimental effect on the successful offering and distribution of the Notes, unless the Underwriters otherwise agree in writing.

7.                                      Issuer Free Writing Prospectuses

(a)                                 The Republic agrees that unless it obtains the prior consent of the Underwriters, which consent shall not be unreasonably withheld, it has not made and will not make any offers relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Republic with the Commission or retained by the Republic under Rule 433 under the Securities Act; provided that the prior consent of the Underwriters shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule IV hereto.

(b)                                 In connection with this offering, each Underwriter, severally and not jointly, represents and covenants with the Republic that, unless such Underwriter has obtained or will obtain, as the case may be, the prior consent of the Republic, which consent shall not be unreasonably withheld, such Underwriter has not and will not use any Issuer Free Writing Prospectuses or any free writing prospectus required to be filed by the Republic with the Commission or retained by the Republic under Rule 433 under the Securities Act; provided, that the prior consent of the Republic shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule IV hereto.

8.                                      Conditions Precedent

The obligations of the Underwriters hereunder and the right of the Republic to receive payment for the Notes from the Underwriters are subject to the accuracy, on the date hereof and on the Closing Date, of the representations and warranties of the Republic contained herein, to the performance by the Republic of its obligations hereunder required to be performed on or before the Closing Date and to each of the following additional conditions precedent:

(a)                                 No Stop Orders, etc.

(i)                                     The Registration Statement shall have been declared effective and no stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date and the Underwriters shall have received, prior to payment for the Notes, a certificate dated the Closing Date and signed by a duly authorized officer of the Republic to the effect that no such stop order is in effect and that no proceeding for such purpose is pending before, or, to the knowledge of such officer, threatened by the Commission.

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(ii)                                  Any request of the Commission for additional information shall have been complied with, and the Final Prospectus shall have been filed pursuant to the applicable provisions of Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act.

(b)                                 Other Agreements.  On or prior to the Closing Date, the Indenture and any other agreements necessary for the consummation of the transactions contemplated hereby shall have been executed and delivered by the respective parties thereto, all in a form and substance reasonably satisfactory to the Underwriters.

(c)                                  Listing.  The Republic shall have submitted to the Stock Exchange an application seeking the approval of the listing of the Notes on the official list of the Stock Exchange prior to the Closing Date, or the Underwriters are satisfied that such listing will be granted shortly after the Closing Date.

(d)                                 DTC, Euroclear and Clearstream.  On or prior to the Closing Date, each of DTC, Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking société anonyme (“Clearstream Luxembourg”) shall have accepted the Notes for its book-entry settlement system and approved the form of the Registered Global Notes, on or prior to the Closing Date.

(e)                                  Legal Opinions.

(i)                                     On or prior to the Closing Date, there shall have been delivered to the Underwriters legal opinions and letters, dated the Closing Date, of:

(A)                               Morales & Besa Ltda., special Chilean counsel to the Republic, in substantially the form of Exhibits A-1 and A-2 hereto;

(B)                               Linklaters LLP, special New York counsel to the Republic, in substantially the form of Exhibits B-1 and B-2 hereto;

(C)                               Garrigues Chile SpA, special Chilean counsel to the Underwriters, in substantially the form of Exhibits C-1 and C-2 hereto; and

(D)                               Cleary Gottlieb Steen & Hamilton LLP, special New York counsel to the Underwriters, in substantially the form of Exhibits D-1 and D-2 hereto.

(ii)                                  In giving its opinion, Linklaters LLP may rely upon the opinion of Morales & Besa Ltda., with respect to matters governed by the laws of Chile.  In giving its opinion, Cleary Gottlieb Steen & Hamilton LLP may rely upon the opinion of Garrigues Chile SpA, with respect to matters governed by the laws of Chile.

(f)                                   Resolutions and Prior Approvals.  On or prior to the Closing Date, there having been delivered to the Underwriters (i) certified copies of Law No. 21,289 and the

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Supreme Decree and (ii) certified copies of all approvals, authorizations, consents and orders, if any, required for the issuance and sale of the Notes, the execution of this Agreement, the Indenture and all such approvals, authorizations, consents and orders having been obtained, shall be in full force and effect on or prior to the Closing Date.

(g)                                  Compliance.  At the Closing Date, (i) there will have been, in the reasonable judgment of all of the Underwriters, no material adverse change, or any development involving a prospective material adverse change, in the (national or international) monetary, financial, economic or political condition of the Republic other than as set forth or contemplated in the Disclosure Package and the Final Prospectus on the date of its issuance that would materially impair the Underwriters’ ability to market or distribute the Notes; (ii) the representations and warranties of the Republic herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date; and (iii) there will have been delivered to the Underwriters certificates of duly authorized officials of the Republic, dated the Closing Date, to such effect as set forth in this Section 8(g).

(h)                                 Certificates.  On or prior to the Closing Date, there shall have been delivered to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, certificates of duly authorized officials of the Republic as to the authority, incumbency and specimen signatures of the persons who have executed or will execute this Agreement, the Indenture, and the Notes and the other instruments and documents to be executed and delivered hereunder and thereunder by the Republic, as the case may be, and such other documents, opinions and certificates as the Underwriters or their counsel may reasonably require.

(i)                                     Other Documents.  On or prior to the Closing Date, counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained.

(j)                                    Waiver.  The Underwriters may waive, at their sole discretion and upon such terms as they deem appropriate, any of the conditions set forth above.

9.                                      Closing

(a)                                 Issue of Notes.  Not later than 10:00 a.m., New York City time (or such other time as may be agreed between the Underwriters and the Republic), on the Closing Date, the Republic will issue and deliver one or more duly executed and authenticated Registered Global Notes in respect of each series of the Notes, in an aggregate principal amount of US$750,000,000, in the case of the 2032 Reopening Notes and in an aggregate principal amount of US$1,500,000,000, in the case of the 2061 Notes.  The Underwriters shall instruct DTC as to the allocation of interests in the Registered Global Notes among the accounts of DTC participants.

(b)                                 Payment.  Against such delivery, the Underwriters will pay or cause to be paid to the Republic in same day funds the Purchase Price for the Notes, less the amounts

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referred to in Section 9(c) below, on the Closing Date, in U.S. dollars to such U.S. dollar account as shall be designated by the Republic to the Underwriters, not later than three days prior to the Closing Date.

(c)                                  Commission.  The Republic agrees to pay to the Underwriters a combined management and underwriting commission and selling concession of 0.04% of the aggregate principal amount of the Notes.  Such commissions and concessions shall be deducted from the Purchase Price for the Notes as provided in Section 9(b) and shall be paid free and clear of any taxes, duties, governmental charges, levies, deductions or withholdings of any nature imposed by the Republic or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law, in which event the Republic shall pay such additional amounts as shall result in the receipt by the Underwriters of such amounts as would have been received by them had no such deduction or withholding been required.

10.                               Indemnification and Contribution

(a)                                 Issuer’s Indemnity.  The Republic agrees that it will indemnify and hold harmless each Underwriter and each of its affiliates, and individually each of its respective directors, officers, agents, employees and controlling persons, from and against any and all losses, liabilities, costs, claims, actions, demands, damages, expenses (including reasonable attorneys’ fees and expenses) which any of them may incur, as incurred, or which may be made against any of them, insofar as such losses, liabilities, costs, claims, actions, demands, damages or expenses (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, in the Final Prospectus or any Issuer Free Writing Prospectus identified in Schedule III, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case including, but not limited to, the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission and all expenses whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, and the Republic agrees to reimburse each such indemnified party, as incurred, for any documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Republic will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Republic by or on behalf of any of the Underwriters specifically for inclusion therein, it being understood and agreed that the only

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information furnished by the Underwriters consists of the second and third sentences of the third paragraph, and the fifth and sixth paragraphs set forth under the caption “Underwriting (Conflicts of Interest)” in the Prospectus Supplement.  This indemnity agreement will be in addition to any liability which the Republic may otherwise have.

(b)                                 Underwriter’s Indemnity.  Each of the Underwriters severally, and not jointly, agrees to indemnify and hold harmless the Republic and each of its officials who signs the Registration Statement, against any and all losses, liabilities, claims, damages and expenses (as incurred, including reasonable attorneys’ fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, costs, claims, actions, demands, damages or expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, in the Disclosure Package, in the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon or in conformity with written information furnished to the Republic by or on behalf of any of the Underwriters specifically for inclusion therein, it being understood and agreed that the only information furnished by the Underwriters consists of the second and third sentences of the third paragraph, and the fifth and sixth paragraphs set forth under the caption “Underwriting (Conflicts of Interest)” in the Prospectus Supplement.  This indemnity agreement will be in addition to any liability which such Underwriters may otherwise have.

(c)                                  Notification.  (i) If any action, proceeding (including any governmental investigation), claim or demand shall be brought or asserted against an indemnified party in respect of which indemnity is to be sought against the indemnifying party under this Section 10, the indemnified party shall promptly notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 10; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10.  The indemnifying party, upon request of such indemnified party, shall retain counsel reasonably satisfactory to such indemnified party to represent such indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding.  In such proceeding, the indemnified party shall have the right to retain counsel of its own choice to represent it in connection with such action, claim or demand, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (x) the indemnifying party and indemnified party shall have mutually agreed to the contrary, (y) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (z) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in each of which cases the fees and expenses of counsel will be at the expense of the indemnifying parties or party.  It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in

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addition to any local counsel) for all indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  With respect to any indemnification claim under Section 10(a), any such firm shall be designated in writing by the Underwriters.

(ii)                                  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (such consent not to be unreasonably withheld), but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment.  The indemnifying party shall not, without the written consent (such consent not to be unreasonably withheld) of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding and (y) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Contribution.  If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Republic on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Republic on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Republic on the one hand and the Underwriters on the other with respect to such offering of the Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by or on behalf of the Republic, on the one hand, and the total underwriting discounts and commissions set forth in Section 9(c) received by the Underwriters with respect to the Notes purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Notes under this Agreement, in each case as set forth on the cover page of the Final Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Republic or information supplied by the Republic on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Republic and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably

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incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total management and underwriting commission and selling concession set forth in Section 9(c) received by such Underwriter with respect to the Notes purchased by it under this Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 10(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each official of the Republic who signs the Registration Statement shall have the same rights to contribution as the Republic.  The Underwriters’ obligations to contribute as provided in this Section 10(d) are several in proportion to their respective purchase obligations and not joint.

11.                               Default of Underwriters

If any one or more of the Underwriters shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Notes set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining Underwriters) the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Notes which the defaulting Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Notes set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such non-defaulting Underwriters do not purchase all the Notes, this Agreement will terminate without liability to any non-defaulting Underwriter or the Republic.  In the event of any such default that does not result in a termination of this Agreement, either the Underwriters or the Republic shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter pursuant to this Section 11.

12.                               Underwriters Not Fiduciaries

(a)                                 The Republic acknowledges and agrees that:

(i)                                     the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Republic, on the one hand, and the Underwriters, on the other;

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(ii)                                  in connection therewith and with the process leading to such transaction the Underwriters are acting solely as a principal and not the agent or fiduciary of the Republic;

(iii)                               the Underwriters have not assumed an advisory or fiduciary responsibility in favor of the Republic with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriters have advised or are currently advising the Republic on other matters) or any other obligation to the Republic except the obligations expressly set forth in this Agreement; and

(iv)                              the Republic has consulted its own advisors to the extent it deemed appropriate.

(b)                                 To the fullest extent permitted by law, the Republic agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Republic, in connection with such transaction or the process leading thereto.

13.                               Expenses

The Underwriters shall pay (x) the costs and expenses incurred in connection with the issuance and sale of the Notes, including but not limited to: (a) the costs of printing the Registration Statement, the Prospectus Supplement and the Disclosure Package, (b) the costs of distributing the Registration Statement, the Prospectus Supplement and the Disclosure Package, (c) the initial, up-front fees and expenses of the Trustee, and any paying agent (including related fees and expenses of any counsel for such parties), (d) all expenses and fees incurred in connection with the clearance of the Notes for book-entry transfer through DTC, Euroclear and Clearstream Luxembourg, (e) the fees and expenses incurred in listing the Notes on the ISM and admitting the Notes for trading thereon, (f) the fee payable to the Commission in connection with the initial filing of the Registration Statement with the Commission, (g) the fees and expenses of Chilean and United States counsel to the Republic in connection with the issuance of the Notes, (h) any fees and expenses of the Financial Industry Regulatory Authority, Inc. or the fees and expenses of qualifying the Notes under any applicable securities laws of the several jurisdictions as provided for in Section 6(g) and preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel) and (i) all roadshow expenses; and (y) the following:  (a) the fees and expenses of Chilean and United States counsel to the Underwriters in connection with the issuance of the Notes and (b) any out of pocket expenses of the Underwriters not included in clauses (x)(a) through (i) above.  The Republic agrees to pay, or reimburse the Underwriters for, costs and expenses (including, without limitation, all those set forth in clauses (x)(a) through (i) above and (y)(a), but excluding all those set forth in clause (y)(b) above) incurred in connection with the issuance and sale of the Notes to the extent the combined sum of all such expenses and the equivalent expenses set forth under the underwriting agreement dated on or about the date hereof related to the Euro denominated Notes exceeds US$300,000; provided, however, that if this Agreement is terminated pursuant to Section 14 hereof, the Republic agrees to pay all reasonable and documented costs and expenses incurred in connection with the preparation for the issuance and sale of the Notes and to pay, or reimburse the

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Underwriters for, all of their reasonable and documented costs and expenses related to the transaction, including without limitation, the fees and expenses of Chilean and United States counsel.  Notwithstanding the above, the Republic agrees to pay its own out of pocket expenses.

14.                               Termination

(a)                                 The Underwriters’ Ability to Terminate.  Despite anything contained in this Agreement, the Underwriters, acting together, may, by notice to the Republic given at any time prior to payment of the Purchase Price for the Notes to the Republic (but, in the case of Section 14(a)(iii), only after consultation with the Republic if the Underwriters, acting together, believe such consultation to be practicable), terminate this Agreement in any of the following circumstances:

(i)                                     if there shall have come to the notice of the Underwriters any breach of, or any event rendering untrue or incorrect in any material respect, any of the representations and warranties contained in Section 5 or any failure to perform in any material respect any of the Republic’s undertakings or agreements in this Agreement; or

(ii)                                  if any condition specified in Section 8 has not been satisfied or waived by the Underwriters and cannot be satisfied on or before the Closing Date; or

(iii)                               if there shall have been any change in Chilean, United States, or international financial, political or economic conditions as would, in the judgment of the Underwriters, make it impracticable to proceed with the public offering and distribution of the Notes on the terms and in the manner contemplated by this Agreement, the Disclosure Package and in the Final Prospectus; or

(iv)                              if a banking moratorium shall have been declared by the United States federal or New York state authorities or authorities of the Republic; or

(v)                                 if trading in securities generally on the New York Stock Exchange, the NYSE MKT LLC, the Santiago Stock Exchange or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on any of such exchanges or such market by the Commission or by any other regulatory body or governmental authority having jurisdiction; or

(vi)                              if there shall have been any outbreak of or escalation in hostilities involving the Republic or the United States, the effect of which on the financial markets of the Republic or the United States is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market the Notes.

(b)                                 Consequences of Termination.  Upon such notice being given, this Agreement shall terminate and be of no further effect and no party hereto shall be under any liability to any other in respect of this Agreement, except for the liability of the parties in relation to expenses as provided in Section 13, any liability arising before or in relation to such

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termination and the respective obligations of the parties pursuant to Section 15 which would have continued had the arrangements for the payment and issue of the Notes been completed.

15.                               Survival of Representations and Obligations

The indemnity agreement set forth in Section 10 and the representations, warranties and agreements set forth in Section 5 of this Agreement shall continue in full force and effect despite completion of the arrangements for the sale and issuance of the Notes or any investigation made by or on behalf of the Underwriters or the Republic.

16.                               Notices

Any communication shall be given in writing and shall be delivered or sent, in the case of notices to the Republic, to it at:

c/o Republic of Chile
Consul General
Consulate General of Chile
600 Third Avenue #2808
New York, New York 10016
United States of America

cc: The Ministry of Finance
Undersecretary of Finance (Subsecretario de Hacienda)
Teatinos 120, piso 12
Santiago
Chile
Postal Code 8340487

and in the case of notices from the Republic, to the Underwriters at:

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Tel: 212-841-2871

Toll Free: 1-800-854-5674

Attention: Syndicate Desk

E-mail: new.york.syndicate@bnpparibas.com

Citigroup Global Markets Inc.

388 Greenwich Street
New York, New York 10013

United States of America

Fax No: +1 (646) 291-1469

Attention: General Counsel

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HSBC Securities (USA) Inc.

452 Fifth Avenue,
New York, New York 10022

United States of America

Fax No: +1 (212) 525-0238

Attention: Transaction Management Group

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

United States of America

Fax No.: +1 (212) 834-6326

Attention: Latin America Debt Capital Markets

Santander Investment Securities Inc.

45 East 53rd Street

New York, New York 10022

United States of America

Fax No.: +1 (212) 407-0930

E-mail: DCMAmericas@santander.us

Attention: Debt Capital Markets

Any such communication shall take effect, in the case of a letter, at the time of delivery, or in the case of email, at the time of dispatch.

17.                               Governing Law and Jurisdiction

(a)                                 Governing Law.  This Agreement is governed by, and shall be construed in accordance with, the law of the State of New York.

(b)                                 Jurisdiction.  The Republic hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, City of New York, and any appellate court, in any action or proceeding commenced by any bondholder, the Trustee or any Underwriter arising out of or relating to this Agreement, the Notes, the Disclosure Package or the Final Prospectus, and the Republic hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court.  The Republic hereby irrevocably agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Republic and, to the fullest extent permitted by law, may be enforced in the competent courts of the Republic, subject to the fulfillment of the requirements for the enforcement of foreign judgments of Chilean law.  The Republic hereby irrevocably appoints the person acting as or discharging the function of the Consul General of Chile in the city of New York (the “Process Agent”), with an office on the date hereof at 600 Third Avenue #2808, New York, New York 10016, as its agent to receive on behalf of itself and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding.  Such service may be made by mailing or delivering a copy of such process to the Republic, as the case may be, in care of the Process Agent at the address specified above for the

23

Process Agent and the Republic hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  As an alternative method of service, the Republic also irrevocably consents to the service of any and all process in any such action or proceeding in such New York state or federal court sitting in New York City by the mailing of copies of such process to itself at its address specified in Section 16 hereof.  The prior two sentences notwithstanding, service of process by means of mail may not serve as valid notice under Chilean law for a complaint or judicial action commenced against the Republic.

(c)                                  Nothing in this Section 17 shall affect the right of any Underwriter to serve legal process in any other manner permitted by law or affect the right of any Underwriter to bring any action or proceeding against the Republic or their respective property in the courts of other jurisdictions.

18.                               Waiver of Jury Trial

The Republic and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19.                               Waiver of Sovereign Immunity

(a)                                 To the extent that the Republic has or hereafter may acquire or have attributed to it any immunity under any law (other than the laws of the Republic) from jurisdiction of any court or from any legal process (whether through sovereign immunity, service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Republic hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Notes, the Registration Statement, the Disclosure Package and the Final Prospectus, except for actions arising out of or based on the U.S. federal securities laws or any state securities laws; provided, however, that the above exception shall not in any way limit the ability of the Underwriters to exercise the rights to indemnification and contribution from the Republic set forth in Section 10 hereof.  To the extent that the Republic has or hereafter may have any immunity under the laws of the Republic (i) from jurisdiction of any court, (ii) from any legal process in the courts of the Republic, or (iii) from any legal process in any court other than a court of the Republic, whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise, with respect to itself or its property, the Republic hereby irrevocably waives such immunity to the fullest extent permitted by the laws of the Republic, in respect of its obligations under this Agreement, the Notes, the Registration Statement, the Disclosure Package or the Final Prospectus except for actions arising out of or based on the U.S. federal securities laws or any state securities laws; provided, however, that the above exception shall not in any way limit the ability of the Underwriters to exercise the rights to indemnification and contribution from the Republic set forth in Section 10 hereof.  In addition, the Republic irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding, that may be brought in connection with this Agreement, the Notes, the Registration Statement, any preliminary prospectus or the Final Prospectus, including such actions, suits or proceedings relating to securities laws of the United States or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the grounds that any such action or proceeding has been

24

brought in an inconvenient forum.  However, the Republic will not waive immunity from attachment prior to judgment and attachment in aid of execution under Chilean law with respect to property of the Republic located in Chile and with respect to its movable and immovable property which is destined for diplomatic and consular missions and for the residence of the head of such missions or to military purposes, including such property which is property of a military character or under the control of a military authority or defense agency or property of the Chilean Central Bank abroad, since such waiver is not permitted under the laws of Chile.  The Republic reserves the right to plead sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 with respect to any action brought against it under U.S. federal securities laws or any state securities laws.  Without limiting the generality of the foregoing, the Republic agrees that the waivers set forth in this subsection (a) shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

(b)                                 The Republic hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice which requires or otherwise establishes as a condition to the institution, prosecution or completion of any action or proceeding (including appeals) arising out of or relating to this Agreement, the Notes, the Disclosure Package or the Final Prospectus, the posting of any bond or the furnishing, directly or indirectly, of any other security.

20.                               Judgment and Payment Currency

The obligation of the Republic to the Underwriters under this Agreement will be discharged only to the extent that the Underwriters may purchase U.S. dollars with the payment or judgment currency, as the case may be.  If the Underwriters cannot purchase U.S. dollars in the amount originally to be paid, the Republic agrees to pay the difference.  The Underwriters, however, agree that, if the amount of the U.S. dollars purchased exceeds the amount originally to be paid to the Underwriters, the Underwriters will reimburse the excess to the Republic.  The Underwriters, however, will not be obligated to make this reimbursement if the Republic is currently in default of its obligations under the Notes.

21.                               Severability

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

22.                               Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.  Delivery of an executed counterpart of a signature page of this Agreement by email or facsimile shall be as effective as delivery of a manually executed counterpart thereof.

25

23.                               Successors

This Agreement shall inure to the benefit of and be binding upon the parties hereto and the controlling persons referred to in Section 10 hereof and their respective administrators and successors, and no other person shall have any right or obligation hereunder.  No purchaser of any of the Notes from any Underwriter shall be deemed a successor by reason merely of such purchase.

24.                               Recognition of the U.S. Special Resolution Regimes

(a)                                 In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                                 In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                                  For purposes of this Section 24, the following terms shall have the respective meanings set out below:

i.                              “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

ii.                           “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

iii.                        “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

iv.                       “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

26

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Republic a counterpart hereof, whereupon this instrument will become a binding agreement among the Republic and the Underwriters.

Very truly yours,

REPUBLIC OF CHILE

By:	/s/ Mario Artaza Loyola
Name:	Mario Artaza Loyola
Title:	Consul General for the Republic of Chile in New York

[Signature Page]

Republic of Chile 2021

Underwriting Agreement

Accepted by:

BNP PARIBAS SECURITIES CORP.

By:	/s/ Andre Silva
Name:	Andre Silva
Title:	Managing Director
Head of Latam Debt Capital Markets

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam B. Bordner
	Name:	Adam B. Bordner
	Title:	Director

HSBC SECURITIES (USA) INC.

By:	/s/ Alexei Remizov
	Name:	Alexei Remizov
	Title:	Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Ana Silva-Klarish
	Name:	Ana Silva-Klarish
	Title:	Executive Director

SANTANDER INVESTMENT SECURITIES, INC.

By:	/s/ Richard Zobkiw
	Name:	Richard Zobkiw
	Title:	Executive Director

By:	/s/ Charles Moser
	Name:	Charles Moser
	Title:	Managing Director

[Signature Page]

Republic of Chile 2021

Underwriting Agreement

SCHEDULE I
Selling Restrictions

1.              General

By its purchase and acceptance of Notes issued under this Agreement to which these selling restrictions are scheduled, each of the Underwriters represents, warrants and severally agrees that it will observe all applicable laws and regulations in any jurisdiction in which it may offer, sell or deliver Notes; and it will not directly or indirectly offer, sell, resell, reoffer or deliver Notes or distribute any prospectus, circular, advertisement or other offering material in any country or jurisdiction except under circumstances that will result in compliance with all applicable laws and regulations, and all actions or measures so taken shall be at the sole expense of such Underwriter.  Each of the Underwriters also acknowledges and severally agrees that it is not authorized to give any information on or to make any representation not contained in the Final Prospectus or the Disclosure Package in connection with the offer and sale of Notes.

No action has been or will be taken by the Underwriters or the Republic that would permit a public offering of the Notes or possession or distribution of the Final Prospectus or the Disclosure Package or any other offering or publicity material relating to the Notes, in any country or jurisdiction in which action for that purpose is required (other than the United States).

Except for registration under the Securities Act of 1933, as amended (the “Securities Act”) and compliance with the rules and regulations thereunder and the qualification of the Notes for offer and sale under the laws of such jurisdictions as the Underwriters and the Republic may agree to pursuant to Section 6(f), the Republic shall not have any responsibility for obtaining, and each of the Underwriters agrees with the Republic that it and its respective affiliates will obtain any consent, approval or authorization required by them for the purchase, offer, sale or delivery by them of any of the Notes under the laws and regulations in force in any jurisdiction to which they are subject to or in or from which they make such purchase, offer, sale or delivery of any of the Notes.

2.              The United States of America

Each of the Underwriters on behalf of itself and its affiliates that participate in the distribution of the Notes, represents and agrees that it and each such affiliate has complied with all applicable provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, and applicable Blue Sky or state securities laws.

3.              European Economic Area

The Prospectus Supplement has been prepared on the basis that any offer of Securities in any Member State of the European Economic Area (“EEA”) will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of Securities.  Accordingly, any person making or intending to make an offer in the EEA of Securities which are the subject of the offers contemplated in the Prospectus Supplement may only do so to legal entities which are qualified investors as defined in the Prospectus Regulation, provided that no such offer of Securities shall require the Republic or any of the Underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation, in each case in relation to such offer. Neither the Republic nor the Underwriters have authorized, nor do they authorize, the making of any offer of Securities to any legal entity which is not a “qualified investor” as defined in the Prospectus Regulation.  Neither the Republic nor the Underwriters have authorized, nor do they authorize, the making of any offer of Securities through any financial intermediary, other than offers made by the Underwriters, which constitute the final placement of the Securities contemplated in the Prospectus Supplement.

Each Underwriter has represented and agreed that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Securities to any retail investor in the EEA. For the purposes of this provision:

(a)           the expression “retail investor” means a person who is one (or more) of the following:

(i)            a retail client as defined in point (11) of MiFID II; and

(ii)           a customer within the meaning of Directive (EU) 2016/97 (as amended, the “IDD”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II.

Each person in the EEA who receives any communication in respect of, or who acquires any Securities under, the offers to the public contemplated in the Prospectus Supplement, or to whom the Securities are otherwise made available, will be deemed to have represented, warranted, acknowledged and agreed to and with each Underwriter and the Republic that it and any person on whose behalf it acquires Securities is: (1) a “qualified investor” within the meaning of Article 2(e) of the Prospectus Regulation; and (2)  not a “retail investor” (as defined above).

In this section, the expression “Prospectus Regulation” means Regulation (EU) 2017/1129 (as amended or superseded).

The above selling restriction is in addition to any other selling restrictions set out below.

4.              United Kingdom

Each Underwriter has represented and agreed that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Securities to any retail investor in the United Kingdom.  For the purposes of this provision:

(a)           the expression “retail investor” means a person who is one (or more) of the following:

(i)            a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or

(ii)           a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”)  and any rules or regulations made under the FSMA to implement the IDD, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA.

Each Underwriter has represented and agreed that:

(a)           it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Republic;

(b)           it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

The Prospectus Supplement has not been approved by an authorized person for the purposes of section 21 of the FSMA. The Prospectus Supplement is for distribution only to persons who: (i) are outside the United Kingdom; (ii) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”); (iii) are persons falling within Articles 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Financial Promotion Order; or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”).  The Prospectus Supplement is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which the Prospectus Supplement relates is available only to relevant persons and will be engaged in only with relevant persons.

5.              Switzerland

The Prospectus Supplement does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations and the notes will not be listed on the SIX Swiss Exchange.  Therefore, the Prospectus Supplement may not comply with the disclosure standards of the listing rules (including any additional listing rules or prospectus schemes) of the SIX Swiss Exchange.  Accordingly, the notes may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors who do not subscribe to the notes with a view to distribution.  Any such investors will be individually approached by the underwriters from time to time.

6.              The Netherlands

The notes may not be offered or sold, directly or indirectly, other than to qualified investors (gekwalificeerde beleggers) within the meaning of Article 1:1 of the Dutch Financial Supervision Act (Wet op het financieel toezicht).

7.              Hong Kong

The notes may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) (“Companies (Winding Up and Miscellaneous Provisions) Ordinance”) or which do not constitute an invitation to the public within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) (“Securities and Futures Ordinance”), or (ii) to “professional investors” as defined in the Securities and Futures Ordinance and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance, and no advertisement, invitation or document relating to the notes may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” in Hong Kong as defined in the Securities and Futures Ordinance and any rules made thereunder.

8.              Taiwan

Each Underwriter has represented and warranted that the offer of the Notes has not been and will not be registered with the Financial Supervisory Commission of Taiwan pursuant to relevant securities laws and regulations and the Notes may not be sold, issued or offered within Taiwan through a public offering or in a circumstance which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan requiring registration or approval of the Financial Supervisory Commission of Taiwan. Each Underwriter has represented and warranted that no person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Notes in Taiwan.

9.              Japan

The Notes have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and each underwriter has agreed that it will not offer or sell any Notes, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for reoffering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

10.       Singapore

The Prospectus Supplement and the accompanying prospectus have not been registered as a prospectus with the Monetary Authority of Singapore.  Accordingly, the Prospectus Supplement and the accompanying prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Notes may not be circulated or distributed, nor may the Notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with the conditions set forth in the SFA. Where the Notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (a) a corporation (which is not an accredited investor), the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferable within six months after that corporation or that trust has acquired the Notes pursuant to an offer made under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is or will be given for the transfer; or (3) where the transfer is by operation of law.

Singapore Securities and Futures Act Product Classification - Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA, the issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Notes are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

11.       Canada

The Notes may be sold only to purchasers in the provinces of Canada purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.  Any resale of the Notes must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.  Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if the Prospectus Supplement (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory.  The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.  Pursuant to section 3A.3 (or, in the case of securities issued or guaranteed by the government of a non-Canadian jurisdiction, section 3A.4) of the National Instrument 33-105 Underwriting Conflicts (NI 33-105), the underwriters are not required to comply with the disclosure requirements of the NI 33-105 regarding underwriter conflicts of interest in connection with the offering.

12.       Republic of Korea

Each Underwriter has represented and agreed that the Notes have not been and will not be offered, delivered or sold directly or indirectly in Korea or to any resident of Korea except as otherwise permitted under applicable Korean laws and regulations.  Each Underwriter has undertaken to ensure that any securities dealer to which it sells the Notes confirms that it is purchasing such Notes as principal and agrees with such Underwriter that it will comply with the restrictions described above.

13.       China

Each Underwriter has represented, warranted and undertaken that, other than to qualified domestic institutional investors, the Notes are not being offered or sold and may not be offered or sold, directly or indirectly, in China (for such purposes, not including Hong Kong and Macau Special Administrative Regions of China or Taiwan), except as permitted by the securities laws of China.

14.       Peru

The notes and the information contained in this prospectus supplement are not being publicly marketed or offered in Peru and will not be distributed or caused to be distributed to the general public in Peru. Peruvian securities laws and regulations on public offerings will not be applicable to the offering of the notes and therefore, the disclosure obligations set forth therein will not be applicable to the Issuer of the notes or the sellers of the notes before or after their acquisition by prospective investors. The notes and the information contained in this prospectus supplement have not been and will not be reviewed, confirmed, approved or in any way submitted to the Peruvian Superintendency of Capital Markets (Superintendencia del Mercado de Valores, or “SMV”) nor have they been registered under the Securities Market Law (Ley del Mercado de Valores) or any other Peruvian regulations. Accordingly, the notes cannot be offered or sold within Peruvian territory except to the extent any such offering or sale qualifies as a private offering under Peruvian regulations and complies with the provisions on private offerings set forth therein.

SCHEDULE II

Underwriter	2.550% Notes due 2032		3.100% Notes due 2061
BNP Paribas Securities Corp.	US$	150,000,000	US$	300,000,000
Citigroup Global Markets Inc.	US$	150,000,000	US$	300,000,000
HSBC Securities (USA) Inc.	US$	150,000,000	US$	300,000,000
J.P. Morgan Securities PLC	US$	150,000,000	US$	300,000,000
Santander Investment Securities, Inc.	US$	150,000,000	US$	300,000,000
Total:	US$	750,000,000	US$	1,500,000,000

II-1

SCHEDULE III

Issuer Free Writing Prospectuses not included in the Disclosure Package:

None.

III-1

SCHEDULE IV

1.              Issuer Free Writing Prospectus as filed with the Commission on January 19, 2021, in the form set forth in Schedule V.a hereto.

2.              Issuer Free Writing Prospectus as filed with the Commission on January 19, 2021, in the form set forth in Schedule V.b hereto

IV-1

SCHEDULE V.a

Form of Term Sheet

Filed Pursuant to Rule 433
Registration Statement No. 333-235463

Issuer Free Writing Prospectus

Republic of Chile
US$750,000,000 2.550% Notes due 2032
Final Terms and Conditions
as of January 19, 2021

Issuer:	Republic of Chile

Title:	2.550% Notes due 2032

Expected Ratings[1]:	A1 / A+ / A- (Moody’s / S&P / Fitch)

Currency:	U.S. Dollars (US$)

Principal Amount:

US$750,000,000 (to constitute a further issuance of, be consolidated, form a single series and be fully fungible with the Republic’s outstanding 2.550% Notes due 2032 issued on January 27, 2020 in the original aggregate principal amount of US$750,000,000. After giving effect to the offering, the total amount outstanding of the 2.550% Notes due 2032 will be US$1,500,000,000.

Maturity Date:	January 27, 2032

Trade Date:	January 19, 2021

Settlement Date (T+3):	January 22, 2021

Benchmark Treasury:	UST 0.875% due November 15, 2030

Benchmark Treasury Price/Yield:	97-31+ / 1.092%

Spread to Benchmark Treasury:	+87 basis points

Yield to Worst:	1.962%

Public Offering Price:	105.682% plus accrued interest (i) of US$9,296,875 from (and including) July 27, 2020 to (but excluding) January

V-1

22, 2021, the expected Settlement Date and (ii) from January 22, 2021, if settlement occurs after that date

Interest:	2.550% per annum payable semi-annually (except for first interest payment) in arrears

Payment of Interest:	Amounts due in respect of interest will accrue and be paid semi-annually (except for first interest payment) in arrears.

Interest Payment Dates:	Interest payment dates shall be on January 27 and July 27 of each year, commencing on January 27, 2021.

Optional Redemption:

At any time on or after October 27, 2031 (three months prior to the maturity date of the Notes), the Republic of Chile will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice, to redeem the Notes prior to their maturity, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest and additional amounts, if any, on the principal amount of the Notes to, but excluding, the date of redemption.

Denominations:	US$200,000 and integral multiples of US$1,000 in excess thereof

Day Count:	30/360

Format:	SEC Registered; Global

CUSIP/ISIN:	168863 DN5/US168863DN50

Concurrent Offering:

The Republic of Chile is also offering up to €400,000,000 aggregate principal amount of its Euro denominated 0.830% Notes due 2031 and up to €1,250,000,000 aggregate principal amount of its Euro denominated 1.250% Notes due 2051 (the “Euro denominated Notes”) in an offering registered with the SEC. Application will be made for the Euro denominated Notes to be admitted to trading on the on the London Stock Exchange’s ISM. Furthermore, application will be made to the Luxembourg Stock Exchange for the Euro denominated 0.830% Notes due 2031 to be admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

Governing Law:	State of New York

V-2

Listing:	Application will be made to the London Stock Exchange for the Notes to be admitted to trading on the London Stock Exchange’s ISM.

Joint Bookrunners (Allocation):	BNP Paribas Securities Corp. (US$150,000,000)
Citigroup Global Markets Inc. (US$150,000,000)
HSBC Securities (USA) Inc. (US$150,000,000)
J.P. Morgan Securities Inc. (US$150,000,000)
Santander Investment Securities Inc. (US$150,000,000)

1 The security ratings above are not a recommendation to buy, sell or hold the notes offered hereby.  The ratings may be subject to revision or withdrawal at any time by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Service and Fitch Ratings Limited.  Each of the security ratings above should be evaluated independently of any other security rating.

The following additional information of the Republic of Chile and regarding the securities is available from the SEC’s website and also accompanies this term sheet:

•                              https://www.sec.gov/Archives/edgar/data/19957/000110465920004446/a19-25085_2sba.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520131194/d925179d18k.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520132929/d923768d18ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520295145/d20186d18ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520296695/d79542d18ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000110465921004809/a21-2042_118ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000110465921005011/a21-3391_2424b3.htm

Delivery of the notes is expected on or about January 22, 2021, which will be the third business day following the date of pricing of the notes.  Under Rule 15c6—1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise.  Accordingly, purchasers who wish to trade notes prior to the Closing Date may be required, by virtue of the fact that the notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement.  Purchasers of the notes who wish to trade notes prior to the Closing Date should consult their own advisor.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus or any prospectus supplement for this offering if you request it by calling BNP Paribas Securities Corp. at 1-800-

V-3

854-5674, Citigroup Global Markets Inc. at 1-800-831-9146, HSBC Securities (USA) Inc. at 1-866-811-8049, J.P. Morgan Securities Inc. at 1-212-834-7279 and Santander Investment Securities Inc. at 1-855-403-3636.

This term sheet has been prepared on the basis that any offer of the notes in any Member State of the European Economic Area (“EEA”) will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of notes. The expression “Prospectus Regulation” means Regulation (EU) 2017/1129.

The notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, “IDD”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Each person in the EEA who receives any communication in respect of, or who acquires any notes under, the offers to the public contemplated in the Prospectus Supplement, or to whom the notes are otherwise made available, will be deemed to have represented, warranted, acknowledged and agreed to and with each underwriter and the Republic that it and any person on whose behalf it acquires notes is not a “retail investor” (as defined above).

The Securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom (“UK”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the IDD, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the EUWA. Consequently, no key information document required by the PRIIPs Regulation as it forms part of UK domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Securities or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the Securities or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

This document is for distribution only to persons who (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv)

V-4

are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

V-5

SCHEDULE V.b

Form of Term Sheet

Filed Pursuant to Rule 433
Registration Statement No. 333-235463

Issuer Free Writing Prospectus

Republic of Chile
US$1,500,000,000 3.100% Notes due 2061
Final Terms and Conditions
as of January 19, 2021

Issuer:	Republic of Chile
Title:	3.100% Notes due 2061
Expected Ratings[1]:	A1 / A+ / A- (Moody’s / S&P / Fitch)
Currency:	U.S. Dollars (US$)
Principal Amount:	US$1,500,000,000
Maturity Date:	January 22, 2061
Trade Date:	January 19, 2021
Settlement Date (T+3):	January 22, 2021
Benchmark Treasury:	UST 1.375% due August 15, 2050
Benchmark Treasury Price/Yield:	89-10 / 1.846%
Spread to Benchmark Treasury:	+127 basis points
Yield to Maturity:	3.116%
Public Offering Price:	99.636% plus accrued interest, if any, from January 22, 2021
Interest:	3.100% per annum payable semi-annually (except for first interest payment) in arrears

Payment of Interest:	Amounts due in respect of interest will accrue and be paid semi-annually (except for first interest payment) in arrears.

Interest Payment Dates:	Interest payment dates shall be on January 22 and July 22 of each year, commencing on July 22, 2021.

Optional Redemption:

At any time on or after July 22, 2060 (six months prior to the maturity date of the Notes), the Republic of Chile will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice, to redeem the Notes prior to their maturity, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest and additional amounts, if any, on the principal amount of the Notes to, but excluding, the date of redemption.

Denominations:	US$200,000 and integral multiples of US$1,000 in excess thereof

Day Count:	30/360

Format:	SEC Registered; Global

CUSIP/ISIN:	168863 DQ8 / US168863DQ81

Concurrent Offering:

The Republic of Chile is also offering up to €400,000,000 aggregate principal amount of its Euro denominated 0.830% Notes due 2031 and up to €1,250,000,000 aggregate principal amount of its Euro denominated 1.250% Notes due 2051 (the “Euro denominated Notes”) in an offering registered with the SEC. Application will be made for the Euro denominated Notes to be admitted to trading on the on the London Stock Exchange’s ISM. Furthermore, application will be made to the Luxembourg Stock Exchange for the Euro denominated 0.830% Notes due 2031 to be admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

Governing Law:	State of New York

Listing:	Application will be made to the London Stock Exchange for the Notes to be admitted to trading on the London Stock Exchange’s ISM.

Joint Bookrunners (Allocation):

BNP Paribas Securities Corp. (US$300,000,000)

Citigroup Global Markets Inc. (US$300,000,000)

HSBC Securities (USA) Inc. (US$300,000,000)

J.P. Morgan Securities Inc. (US$300,000,000)

Santander Investment Securities Inc. (US$300,000,000)

1 The security ratings above are not a recommendation to buy, sell or hold the notes offered hereby.  The ratings may be subject to revision or withdrawal at any time by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Service and Fitch Ratings Limited.  Each of the security ratings above should be evaluated independently of any other security rating.

The following additional information of the Republic of Chile and regarding the securities is available from the SEC’s website and also accompanies this term sheet:

•                              https://www.sec.gov/Archives/edgar/data/19957/000110465920004446/a19-25085_2sba.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520131194/d925179d18k.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520132929/d923768d18ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520295145/d20186d18ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000119312520296695/d79542d18ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000110465921004809/a21-2042_118ka.htm

•                              https://www.sec.gov/Archives/edgar/data/19957/000110465921005011/a21-3391_2424b3.htm

Delivery of the notes is expected on or about January 22, 2021, which will be the third business day following the date of pricing of the notes.  Under Rule 15c6—1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise.  Accordingly, purchasers who wish to trade notes prior to the Closing Date may be required, by virtue of the fact that the notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement.  Purchasers of the notes who wish to trade notes prior to the Closing Date should consult their own advisor.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus or any prospectus supplement for this offering if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, Citigroup Global Markets Inc. at 1-800-831-9146, HSBC Securities (USA) Inc. at 1-866-811-8049, J.P. Morgan Securities Inc. at 1-212-834-7279 and Santander Investment Securities Inc. at 1-855-403-3636.

This term sheet has been prepared on the basis that any offer of the notes in any Member State of the European Economic Area (“EEA”) will be made pursuant to an exemption under the

Prospectus Regulation from the requirement to publish a prospectus for offers of notes. The expression “Prospectus Regulation” means Regulation (EU) 2017/1129.

The notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, “IDD”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Each person in the EEA who receives any communication in respect of, or who acquires any notes under, the offers to the public contemplated in the Prospectus Supplement, or to whom the notes are otherwise made available, will be deemed to have represented, warranted, acknowledged and agreed to and with each underwriter and the Republic that it and any person on whose behalf it acquires notes is not a “retail investor” (as defined above).

The Securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom (“UK”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the IDD, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the EUWA. Consequently, no key information document required by the PRIIPs Regulation as it forms part of UK domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Securities or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the Securities or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

This document is for distribution only to persons who (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Exhibit A-1

to the Underwriting Agreement

FORM OF OPINION
OF
MORALES & BESA LTDA.

SPECIAL CHILEAN COUNSEL TO THE REPUBLIC

[M&B LETTERHEAD]

Santiago, Chile, January 22, 2021

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

HSBC SECURITIES (USA), INC.

J.P. MORGAN SECURITIES LLC
SANTANDER INVESTMENT SECURITIES INC.

THE BANK OF NEW YORK MELLON
as Trustee pursuant to the
Indenture referred to below

Re.:  Republic of Chile / USD Notes

Ladies and Gentlemen:

This opinion is delivered to you pursuant to Section 8(e)(i)(A) of the Underwriting Agreement dated January 22, 2021 (the “Underwriting Agreement”) among the Republic of Chile (the “Republic”) and BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P Morgan Securities LLC., and Santander Investment Securities Inc. (the “Underwriters”) relating to the issuance and sale by the Republic of an additional US$750,000,000 aggregate principal amount of its 2.550% Notes due 2032 (the “Reopening 2032 Notes”) and US$1,500,000,000 aggregate principal amount of its 3.100% Notes due 2061 (the “2061 Notes” and, together with the Reopening 2032 Notes, the “Notes”), which Notes are to be issued pursuant to an indenture, dated as of December 12, 2014 (the “Base Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes, the Underwriting Agreement and the Indenture (collectively, the “Agreements”) are more fully described in the Registration Statement (as defined below) and the Final Prospectus (as defined below) prepared by the Republic in connection with the issuance of the Notes. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

We have acted as special Chilean counsel to the Republic in connection with the Agreements and issuance of the Notes. In connection with this opinion we have examined:

A-1-1

1.                                     an executed copy of each Agreement and the form of the Notes;

2.                                     the registration statement on Schedule B (No. 333-235463) initially filed by the Republic under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission (the “Commission”) on December 12, 2019 (such registration statement, including the documents and information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B(f) and Rule 462(b) under the Securities Act, respectively, and the documents incorporated by reference therein, respectively, hereinafter referred to collectively as the “Registration Statement”).

3.                                     the base prospectus, dated January 16, 2020, included as part of the Registration Statement (the base prospectus being hereinafter referred to as the “Base Prospectus”);

4.                                     the preliminary prospectus supplement, dated January 19, 2021 relating to the Notes (the “Preliminary Prospectus Supplement”);

5.                                     the final prospectus supplement, dated January 19, 2021 relating to the Notes (the “Final Prospectus Supplement”) (the Base Prospectus, as supplemented by the Final Prospectus Supplement, in the form it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Final Prospectus”);

6.                                     the Authorization delivered by the Republic as contemplated by the Indenture;

7.                                     the Political Constitution of the Republic (Constitución Política de la República de Chile) dated 1980, as amended (the “Constitution”);

8.                                     Decree Law No. 1,263 (Decreto Ley N°1.263) of November 21, 1975, as amended, providing for the rules of financial administration and governance of the Republic (the “Government Financial Administration Act”);

9.                                     Decree Law No. 2,349 (Decreto Ley N°2.349) of October 13, 1978, as amended, on sovereign immunity of the Chilean State (the “Sovereign Immunity Act”);

10.                              Article 3 of Law No. 21,289 (Ley N° 21.289), published in the Official Gazette on December 16, 2020 (the “2021 Budget Law”);

11.                              Supreme Decree No. 2,284 (Decreto Supremo N° 2.284) dated December 16, 2020 of the Ministry of Finance of the Republic and published in the Official Gazette on January18, 2021 (the “Supreme Decree”); and

12.                              such other documents, agreements and instruments and such treaties, laws, rules, decrees and the like as we have deemed necessary as a basis for the opinions hereinafter expressed.

A-1-2

We have assumed for purposes of this opinion that: (i) the Agreements and all other documents to be executed and delivered thereunder have been duly authorized, executed and delivered by the Underwriters and the Trustee, as the case may be, and that each such party has adequate power, authority and legal right to enter into each Agreement to which it is a party; (ii) the authenticity of all documents examined by us (and the completeness of and conformity to the originals of any copies thereof submitted to us) and the genuineness of all signatures; (iii) the truthfulness and accuracy of all oral representations made to us; (iv) the Underwriting Agreement has not been terminated pursuant to Section 14 thereof, (v) the execution, delivery and performance of the Agreements and the other documents and instruments provided for by the Agreements, and the consummation of the transactions contemplated thereby, do not and will not contravene or breach, or result in a default under, or require any consent of any person under, any agreement or other document or instrument to which any of the parties to any thereof (other than the Republic) is a party or by which it is bound; and (vi) any documents referred to in our opinion and executed by the Republic, which are stated to be governed by and construed in accordance with New York law, based on the opinions contained herein, will have been duly authorized, executed and delivered pursuant to New York law.

Also, in rendering this opinion we have relied, without independent investigation, (i) to the extent this opinion involves any matter of United States Federal and New York law, upon the opinion of Linklaters LLP, special U.S. counsel to the Republic, dated as of even date, rendered pursuant to Section 8(e)(i)(B) of the Underwriting Agreement, and (ii) as to matters of fact, to the extent we have deemed proper, on certificates of officers of the Republic and certificates or other written statements of Chilean officials having custody of relevant documents.

Based upon the foregoing, we are of the opinion that:

(a)                                 The Republic has full power and authority to execute and deliver each of the Underwriting Agreement, the Indenture and the Notes and all other documents and instruments to be executed and delivered by the Republic thereunder, to incur in the obligations to be incurred by it as provided therein and to perform and observe the provisions thereof on its part to be performed or observed and to issue and sell the Notes and to perform the terms thereof.

(b)                                 The issuance and sale of the Notes and the execution and delivery of the Underwriting Agreement, the Indenture and the Notes by the Republic and all other documents and instruments to be executed and delivered by the Republic thereunder and the performance of its obligations thereunder have been duly and validly authorized by the Republic.

(c)                                  Each of the Underwriting Agreement and the Indenture has been duly executed and delivered on behalf of the Republic and constitutes a legal, valid and binding obligation of the Republic enforceable against the Republic in accordance with the terms thereof.

(d)                                 The Notes, when duly (A) executed by (i) the representative of the Republic designated in accordance with the Supreme Decree and (ii) the Treasurer General of the Republic (Tesorero General de la República) (or his/her representative designated in accordance with the Supreme Decree), (B) authenticated (“refrendados”) by the Comptroller General of the Republic (Contralor General de la República) (or his/her representative designated in accordance with the Supreme Decree) and, based on our understanding that the Indenture (which is governed by New York law) so requires, authenticated by the Trustee in accordance with the Indenture, and (C) delivered and paid for in accordance with the

A-1-3

Underwriting Agreement, will be legal, valid and binding obligations of the Republic enforceable against the Republic in accordance with the terms thereof and entitled to the benefits of the Indenture.

(e)                                  No consent, approval, authorization, order, registration or qualification of or with any court, government or governmental agency or body or any third party is required to be taken, fulfilled, performed or obtained in the Republic (including, without limitation, the obtaining of any consent, approval or license or the making of any filing or registration) for the execution, delivery and performance of the Agreements by the Republic, or for the issue, sale, delivery and performance of the Notes as contemplated therein and in the Registration Statement, the Disclosure Package and the Final Prospectus, the consummation of the other transactions contemplated by the Agreements and compliance by the Republic with the terms of the Agreements, as the case may be, or for the legality, enforceability, validity or admissibility into evidence of the Agreements (including the Notes) against the Republic, except for the authorizations contained in Article 3 of the 2021 Budget Law and in the Supreme Decree all of which have been duly obtained and are in full force and effect on the date hereof.

(f)                                   The execution, delivery and performance of the Agreements by the Republic, the issuance, sale, delivery and performance of the Notes as contemplated therein, the consummation of the other transactions contemplated by the Agreements and compliance by the Republic with the terms of the Agreements, as the case may be, do not (i) conflict with or result in a breach of the Constitution, the Government Financial Administration Act, the Sovereign Immunity Act, the 2021 Budget Law, the Supreme Decree or any other constitutional provision, any provision of any treaty, convention, statute, law, regulation, decree, judgment, order of any government, governmental body or court, domestic or foreign court order or similar authority binding upon the Republic, (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any fiscal agency agreement, trust deed, mortgage or other agreement to which the Republic or any National Governmental Agency is a party or by which any of them or any of their respective properties or assets are bound or (iii) result in the creation of any lien or encumbrance upon such properties or assets.

(g)                                  To the best of our knowledge after due inquiry, other than as set forth or contemplated in the Registration Statement, the Disclosure Package or the Final Prospectus there are no pending, or threatened, actions or proceedings (foreign or domestic) against or affecting the Republic or any National Governmental Agency which, if determined adversely to the Republic or any such National Governmental Agency, would reasonably be expected individually or in the aggregate to have a materially adverse effect on the financial condition or revenues and expenditures of the Republic or would materially adversely affect the ability of the Republic to perform its obligations under the Agreements, or which are otherwise material in the context of the issuance of the Notes.

(h)                                 Except as disclosed in the Disclosure Package and the Final Prospectus, there is no tax, duty, levy, impost, deduction, governmental charge or withholding imposed by the Republic or any political subdivision or taxing authority thereof or therein by virtue of the execution, delivery, performance or enforcement of the Agreements (except for court clerk and consular fees in connection with enforcement proceedings) or to ensure the legality, enforceability, validity or admissibility into evidence of the Agreements or of any other document to be furnished thereunder, and neither is it necessary that the Agreements be submitted to, filed or recorded with any court or other authority in the Republic to ensure such legality, validity, enforceability or admissibility into evidence (except for the translation into Spanish of the Agreements and/or the Notes, which is required in order to bring any action thereon in the courts of Chile).

A-1-4

(i)                                     When duly issued, executed and authenticated as described in (d) above, the Notes will be the direct, unconditional and unsecured obligations of the Republic; the full faith and credit of the Republic will have been pledged for the due and punctual payment of the principal of, interest on, and any Additional Amounts or other amounts required to be paid with respect to, the Notes and the performance of the obligations therein contained; when issued, the Notes will rank pari passu in priority of payment, in right of security and in all other respects with all other External Indebtedness (as defined in the Terms and Conditions of the Notes) with respect to the Republic now or hereafter outstanding (except to the extent any such other External Indebtedness ranks above such obligations solely by reason of Liens (as defined in the Terms and Conditions of the Notes)).

(j)                                    The execution, delivery and performance of the Underwriting Agreement, the Indenture and the other documents referred to therein, and the issuance and sale of the Notes and the performance of the terms thereof by the Republic, constitute private and commercial acts rather than public or governmental acts. As described in the Registration Statement, the Final Prospectus and the Disclosure Package, the Republic has validly waived with respect to itself and its property any immunity it may now or in the future enjoy, including immunity (i) from jurisdiction of any court, (ii) from set-off or any legal process in the courts of the Republic other than attachment prior to judgment and attachment in aid of execution or (iii) from set-off or any legal process in any court other than a court of the Republic (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise); provided, however, that no attachment is possible with respect to properties of the Republic located in Chile; and, provided, further, that with respect to the movable and immovable property of the Republic used for diplomatic and consular missions, including the residence of the head of such missions, or for military purposes (including any property of military character or under the control of a military authority or defense agency) or the rights or property of the Chilean Central Bank, the waiver of immunity by the Republic is prohibited by the laws of the Republic. The waiver of immunity and waiver of objection to laying of venue and defense of inconvenient forum by the Republic contained in Section 19(a)  of the Underwriting Agreement, Section 9.7(f) of the Indenture and paragraph 15(b) of the Terms and Conditions of the Notes, the appointment by the Republic of process agent in Section 17(b) of the Underwriting Agreement and Section 9.7(b) of the Indenture, the consent by the Republic to the jurisdiction of the courts specified in such sections and paragraph and the provisions in Section 17(a) of the Underwriting Agreement, Section 9.7(a) of the Indenture and paragraph 15(a) of the Terms and Conditions of the Notes that the laws of the State of New York shall govern the Underwriting Agreement, the Indenture and the Notes, are irrevocably binding on the Republic.

(k)                                 Each of the Underwriting Agreement, the Indenture and the Registered Global Notes is (and, upon execution, delivery and authentication in accordance with paragraph (d) above, a Definitive Registered Note (as defined in the Notes) will be) in proper form under the laws of the Republic for the enforcement thereof in the courts of Chile, and in the legal action of such courts, such courts (i) would recognize and give effect to the respective provisions of the Underwriting Agreement, the Indenture and the Notes that such documents be governed by the laws of the State of New York and (ii) would accordingly apply New York law. However, for its enforceability and admissibility in evidence in the Republic, each such document would need to be duly translated into Spanish.

(l)                                     A final, valid and conclusive judgment for the payment of a fixed or readily calculable sum of money against the Republic rendered by any New York State or federal court sitting in the City of New York having jurisdiction under its laws, in an action arising out of or relating to the Underwriting Agreement, the Indenture or the Notes, as the case may be, would be recognized and enforced against the Republic by the courts of Chile, without re-examination or review of the merits of

A-1-5

the cause of action in respect of which the original judgment was given nor re-litigation of the matters adjudicated upon nor payment of any stamp, registration or similar tax or duty except for court and consular fees and other charges incurred in connection with enforcement proceedings and legalization of exequatur or rogatory documents; provided that the following conditions are met (the existence or non-existence of which would be determined by the Supreme Court of Chile):

1.                                      if there exists a treaty as to the enforcement of judgments between Chile and the United States, such treaty will be applied. As at the date hereof no such treaty currently exists between Chile and the United States;

2.                                      if there is no treaty, the judgment will be enforced if there is reciprocity as to the enforcement of judgments (i.e., a United States court would enforce a comparable judgment of a Chilean court under comparable circumstances);

3.                                      if it can be proved that there is no reciprocity the judgment cannot be enforced in Chile;

4.                                      if reciprocity cannot be proved, the judgment will be enforced if it has not been rendered by default within the meaning of Chilean law, that is if valid service of process was made upon the parties to the action unless the defendant was able to prove that due to other reasons it was prevented from assuming its defense. However, under Chilean law, service of process by means of mailing copies to the Republic will not be deemed effective to cause proper service of process and, consequently, any judgment rendered in a legal proceeding in which process was served by means of mailing copies may be then effectively contested by the Republic in Chile; and

5.                                      in any event, the judgment shall not be contrary to the public policy of the Republic of Chile and shall not affect in any way properties located in Chile, which are, as a matter of Chilean law, subject exclusively to the jurisdiction of Chilean courts. In this regard, other than as discussed in our qualification at the end of this opinion, we are not aware of any public policy that would affect the enforcement in Chile of a judgment in respect of the Underwriting Agreement, the Indenture or the Notes.

Upon compliance with the above, the courts in the Republic will enforce a final and conclusive judgment rendered by a New York State or Federal court sitting in The City of New York having jurisdiction, under its laws, over the Republic, in an action arising out of the Underwriting Agreement, the Indenture or the Notes, as the case may be, in accordance with the procedure contemplated by the Chilean Code of Civil Procedure for the enforcement of foreign judgments. To enforce such judgment in Chile rendered in relation to the Agreements or the Notes against the Republic, the judgment must be presented to the Supreme Court of Chile, in duly legalized (by the Chilean Consul in New York) form and translated into the Spanish language. Said Court will hear whatever presentation the Republic wishes to make, which hearing will be limited to aspects relating to such enforcement and not to substantive issues resolved in the judgment. The Supreme Court will also hear the Supreme Court Prosecutor (“Fiscal Judicial”) as to such limited aspects, and, with only this background, the Supreme Court will declare whether or not the judgment should be enforced. If the Supreme Court orders the Republic to perform any payment obligation, the facts must be made known to the President of the Republic so that he may issue a supreme decree ordering enforcement of such judgment within a 60-day period. The President of

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the Republic is prohibited by express mandate of the Constitution from exercising judicial functions as well as from reviewing the basis for and the contents of the court’s decision.

We express no opinion as to the enforceability in Chile of a foreign judgment against the Republic that is not a judgement for the payment of a fixed or readily calculable sum of money against the Republic or that has been obtained in any court other than the New York State or Federal courts sitting in New York City.

(m)                             It is not necessary under the laws of the Republic that the Underwriters be licensed, qualified or entitled to carry on business in the Republic by reason of the execution, delivery, performance or enforcement of any of the Agreements and the Underwriters will not be deemed resident, domiciled, to be carrying on business or subject to taxation in the Republic solely by reason of the execution, delivery and performance of the Agreements or the enforcement thereof in Chile.

(n)                                 The Registration Statement, the Disclosure Package and the Final Prospectus, with respect to or involving the Constitution, the Government Financial Administration Act, the Sovereign Immunity Act, the 2021 Budget Law, the Supreme Decree and any other laws, statutes and regulations of or pertaining to the Republic or Chilean law are true and correct as of the date hereof and fairly present the information purported to be shown and the information provided by the Republic in the Registration Statement, the Disclosure Package and the Final Prospectus, and their filing with the Commission has been duly and validly authorized by and on behalf of the Republic and the Registration Statement has been duly and validly executed and filed by the authorized officials of the Republic on behalf of the Republic.

(o)                                 All statements in the Registration Statement, the Disclosure Package and the Final Prospectus with respect to or involving the Constitution, the Government Financial Administration Act, the Sovereign Immunity Act, the 2021 Budget Law, the Supreme Decree and any other laws, statutes and regulations of or pertaining to the Republic or Chilean law are true and correct as of the date hereof and fairly present the information purported to be shown; and the information provided by the Republic in the Registration Statement, the Disclosure Package and the Final Prospectus with respect to itself has been provided by the Republic or any National Government Agency in compliance with the laws and regulations applicable thereto as in effect on the date hereof.

(p)                                 The statements in the Base Prospectus under the captions “Taxation — Chilean Taxation” and “Description of the Securities” and each of the Preliminary Prospectus Supplement and the Final Prospectus Supplement under the caption “Description of the Notes,” insofar as such statements constitute a summary of the documents or matters referred to therein taken as a whole, fairly summarize the provisions of Chilean law therein described.

(q)                                 The laws of the Republic do not require any statute or regulation or legal or governmental proceeding, or any contract or document of the Republic of any character, to be described in the Registration Statement, the Disclosure Package or the Final Prospectus, other than such statutes, regulations, and proceedings that have been described therein.

(r)                                    When issued, the Notes and all payments thereon will be free and exempt from any and all taxes, duties or other charges of whatsoever nature of the Republic, except (as set forth in the Registration Statement, the Disclosure Package and the Final Prospectus) for the withholding currently assessed at a rate of four percent on payments of interest to bondholders that are not residents of the Republic and except to the extent that such Notes or payments will be held or received by persons who are subject to tax for reasons other than the mere holding of such Notes or receiving payments thereon.

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(s)                                   The Underwriters are not subject to any taxes, duties or other governmental charges imposed by the Republic or by any political subdivisions or taxing authority thereof or therein with respect to any payments received by any of the Underwriters on account of commissions and reimbursement of expenses, provided that such payments qualify as commissions or reimbursement of expenses in each case in accordance with the applicable provisions of the Chilean Commercial Code, Chilean Income Tax Law and guidelines on the subject matter issued by the Servicio de Impuestos Internos (SII), the Chilean internal revenue service.

This opinion is subject to the effect of any applicable bankruptcy, insolvency, liquidation, reorganization, moratorium or similar laws affecting creditors’ rights generally.

In connection with our opinion at paragraphs (c), (f), (j) and (l)(5) above referring to the validity, binding nature and enforceability in Chile and potential conflict with Chilean law or public policy of the indemnification and contribution provisions contained in Section 10 of the Underwriting Agreement, we wish to express that a Chilean court would not find such provisions to be violative of principles of Chilean public policy unless their actual application in a particular case to determine the amount of an indemnification or contribution due by an indemnifying party would, in the judgment of the court, result in a recovery by the indemnified party so arbitrary and unreasonable as to be considered contrary to basic and fundamental principles of the Chilean legal system.

The opinions expressed herein are limited to questions arising under the laws of the Republic. Furthermore, this opinion letter is furnished to you in your capacity as Underwriters under the Underwriting Agreement or as Trustee under the Indenture and is solely for your benefit as such. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose, without, in each instance, our prior written consent. Notwithstanding the foregoing, you may furnish a copy of this opinion letter (with notice to us, which shall be given before furnishing such copy, when practicable) (a) if required by any applicable law or regulation, (b) to any regulatory authority having jurisdiction over you if required by such authority or (c) in connection with any actual or threatened claim against you relating to the issue of the Notes if required to assist you in establishing defenses under applicable securities laws, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter or for any other reason.

This opinion letter speaks only as of the date hereof.  Accordingly, any person relying on this opinion letter at any time after the date of this opinion letter should seek advice of its counsel as to the proper application of this opinion letter at such time.

Very truly yours,

MORALES & BESA LTDA.

By:

[•], a Partner

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Exhibit A-2

To the Underwriting Agreement

FORM OF LETTER
OF
MORALES & BESA LTDA.

SPECIAL CHILEAN COUNSEL TO THE REPUBLIC

[M&B LETTERHEAD]

Santiago, Chile, January 22, 2021

BNP PARIBAS SECURITIES CORP.

CITIGROUP GLOBAL MARKETS INC.

HSBC SECURITIES (USA), INC.

J.P. MORGAN SECURITIES LLC
SANTANDER INVESTMENT SECURITIES INC.

THE BANK OF NEW YORK MELLON
 as Trustee pursuant to the
Indenture referred to below

Re:  Republic of Chile / USD Notes Reliance Letter

Ladies and Gentlemen:

This opinion is delivered to you pursuant to Section 8(e)(i)(A) of the Underwriting Agreement dated January [•], 2021 (the “Underwriting Agreement”) among the Republic of Chile (the “Republic”) and BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P Morgan Securities LLC., and Santander Investment Securities Inc.(the “Underwriters”) relating to the issuance and sale by the Republic of an additional US$750,000,000 aggregate principal amount of its 2.550% Notes due 2032 (the “Reopening 2032 Notes”) and US$1,500,000,000 3.100% Notes due 2061 (the “2061 Notes” and, together with the Reopening 2032 Notes, the “Notes”), which Notes are to be issued pursuant to an indenture, dated as of December 12, 2014 (the “Base Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes, the Underwriting Agreement and the Indenture (collectively, the “Agreements”) are more fully described in the Registration Statement and the Final Prospectus prepared by the Republic in connection with the issuance of the Notes.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial accounting or statistical information, and because many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the

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Final Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Final Prospectus (except to the extent expressly set forth in letter (o) of our opinion letter to you of even date herewith) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial, accounting and statistical data included in the Registration Statement, the Disclosure Package and the Final Prospectus, and we have not examined the financial, accounting or statistical records from which such data or information is derived.  We note that certain portions of the Registration Statement, the Disclosure Package and the Final Prospectus have been included therein on the authority of officials of the Republic, and that we are not experts within the meaning of the Securities Act with respect to any portion of the Registration Statement, the Disclosure Package or the Final Prospectus, including, without limitation, the financial, accounting or statistical data included therein.

However, in the course of our acting as special Chilean counsel to the Republic in connection with the preparation of the Registration Statement, the Disclosure Package and the Final Prospectus, we participated in conferences and telephone conversations with officials of the Republic, representatives of the Underwriters and representatives of New York and Chilean counsel to the Underwriters, during which the contents of the Registration Statement, the Disclosure Package and the Final Prospectus and related matters were discussed, and we reviewed certain other documents furnished to us by the Republic.

Based on our participation in such conferences and conversations, our review of such documents as described above, according to our limited and non-expert understanding of the United States of America federal securities laws and limited experience we have gained in our practice hereunder, we advise you that:

(a)                                 No information has come to our attention that causes us to believe that the Registration Statement (except the financial, accounting and statistical data included therein, as to which we express no view), as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)                                 No information has come to our attention that causes us to believe that the Disclosure Package (except the financial, accounting and statistical data included therein, as to which we express no view), as of the Initial Sale Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)                                  No information has come to our attention that causes us to believe that the Final Prospectus (except the financial, accounting and statistical data included therein, as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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The opinions expressed herein are limited to questions arising under the laws of the Republic. We provide this opinion letter to you in our capacity as special Chilean counsel to the Republic. Furthermore, this opinion letter is furnished to you in your capacity as Underwriters under the Underwriting Agreement or as Trustee under the Indenture and is solely for your benefit as such. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose, without, in each instance, our prior written consent. Notwithstanding the foregoing, you may furnish a copy of this opinion letter (with notice to us, which shall be given before furnishing such copy, when practicable) (a) if required by any applicable law or regulation, (b) to any regulatory authority having jurisdiction over you if required by such authority or (c) in connection with any actual or threatened claim against you relating to the issue of the Notes if required to assist you in establishing defenses under applicable securities laws, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter or for any other reason.

This opinion letter speaks only as of the date hereof. Accordingly, any person relying on this opinion letter at any time after the date of this opinion letter should seek advice of its counsel as to the proper application of this opinion letter at such time.

Very truly yours,

MORALES & BESA LTDA.

By:

[•], a Partner

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Exhibit B-1

To the Underwriting Agreement

FORM OF OPINION
OF
LINKLATERS LLP

SPECIAL NEW YORK COUNSEL TO THE REPUBLIC

To the persons listed in Schedule I hereto (collectively, the “Underwriters”)
January 22, 2021

Ladies and Gentlemen:

Republic of Chile (the “Issuer”)
US$750,000,000 2.550% Notes due 2032 (the “2032 Notes”)
US$1,500,000,000 3.100% Notes due 2061 (together with the 2032 Notes, the “Notes”)

We have acted as special United States counsel to the Issuer in connection with the execution by you and the Issuer of the Underwriting Agreement, dated January 19, 2021 (the “Underwriting Agreement”), relating to the offer and sale of the Notes. The Notes are being issued pursuant to the indenture, dated as of December 12, 2014 (the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (together with the Base Indenture, the “Indenture”).

The offering of the Notes has been made by way of a base prospectus dated January 16, 2020, including the documents incorporated therein by reference (the “Base Prospectus”), as supplemented by the preliminary prospectus supplement dated January 19, 2021 (the “Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Preliminary Prospectus”). The Preliminary Prospectus, together with the information set out in Schedule V to the Underwriting Agreement, is referred to herein as the “Time of Sale Information”. The Base Prospectus, as supplemented by the prospectus supplement dated January 19, 2021, is referred to herein as the “Final Prospectus”.

This opinion is limited to the federal law of the United States and the laws of the State of New York, and we express no opinion as to the effect of the laws of any other State of the United States or the laws of any other jurisdiction.

The registration statement (File No. 333-235463) (the “Registration Statement”) has become effective under the United States Securities Act of 1933 (the “Securities Act”), the Preliminary Prospectus Supplement was filed with the Commission pursuant to Rule 424(b)(3) on January 19, 2021, the Final Prospectus was filed with the Commission pursuant to Rule 424(b)(5) on January [19], 2021, and, to the

B-1-1

best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated under the Securities Act.

We have examined the Underwriting Agreement, the Indenture, the form of the Notes, such certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Solely for the purpose of our opinions in paragraphs 7 and 8 below, we have reviewed the statements under the captions “Description of the Securities,” “Description of the Notes” and “Taxation—United States Federal Taxation” in the Base Prospectus, in the Time of Sale Information and in the Final Prospectus. We have assumed that the Issuer has the power to execute and deliver the Underwriting Agreement, the Notes and the Indenture and perform its obligations thereunder, that the Underwriting Agreement, the Notes and the Indenture have been duly and validly authorized, executed and delivered under the laws of the Republic of Chile by the Issuer, that the Notes conform to the form examined by us and that the signatures on all documents examined by us are genuine, assumptions that we have not independently verified.

In our opinion:

The Underwriting Agreement has been duly executed and delivered by the Issuer.

1.           The Notes have been duly executed, authenticated, issued and delivered by the Issuer, and constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.           The Indenture has been duly executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.           All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Issuer on or prior to the date hereof under the federal laws of the United States and the laws of the State of New York for the execution and delivery of the Underwriting Agreement, the Notes and the Indenture and the performance of its obligations thereunder have been obtained or made; provided, however, that for purposes of this paragraph 4 we express no opinion with respect to State securities laws.

4.           The Issuer has, pursuant to Section [17(b)] of the Underwriting Agreement, Section [9.7(b)] of the Indenture and Paragraph [16(b)] of the terms and conditions of the Notes validly and irrevocably submitted to the jurisdiction of the courts within The City of New York specified therein with respect to the proceedings specified therein, validly and irrevocably waived any objection to the laying of the venue of such proceedings in any such courts, and has validly appointed the Consul General in New York as its authorized agent for the purpose described in Section [17(b)] of the Underwriting Agreement and Section [9.7(c)] of the Indenture; and service of process effected in the manner set forth in Section [17(b)] of the Underwriting Agreement and Section [9.7(c)] of the Indenture will be effective to confer valid personal jurisdiction over the Issuer in any such proceedings.

5.           To the extent that the Issuer has previously acquired any sovereign immunity, the Issuer is not entitled to claim immunity from jurisdiction, service of process, from execution or from attachment in aid of execution, or attachment prior to judgment for itself or any of its assets in any proceedings with respect to the Underwriting Agreement, the Indenture and the Notes in a New York State court

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of competent jurisdiction or a United States federal court of competent jurisdiction sitting in the State of New York, assuming that the execution of the waiver contained in Section [19(a)] of the Underwriting Agreement, Section [9.7(f)] of the Indenture and Paragraph [16(e)] of the terms and conditions of the Notes by the Issuer was duly authorized and enforceable under the laws of the Republic of Chile, subject to the limitations imposed by the Foreign Sovereign Immunities Act of 1976, as amended.

6.           The statements under the captions “Description of the Securities” and “Description of the Notes” in the Time of Sale Information and in the Final Prospectus, in each case insofar as those statements summarize provisions of documents governed by New York law therein described, in the case of the Time of Sale Information, at the Initial Sale Time (as defined in the Underwriting Agreement) and, in the case of the Final Prospectus, at the date of the Final Prospectus and at the time and date of delivery of this opinion, were fair and accurate summaries in all material respects.

7.           The statements under the caption “Taxation—United States Federal Taxation” in the Time of Sale Information and in the Final Prospectus, in each case insofar as those statements summarize provisions of United States federal income tax law therein described, in the case of the Time of Sale Information, at the Initial Sale Time (as defined in the Underwriting Agreement) and, in the case of the Final Prospectus, at the date of the Final Prospectus and at the time and date of delivery of this opinion, were fair summaries in all material respects.

In connection with our opinion in paragraph 5 above, we note that the designation in the Underwriting Agreement, the Indenture and the Notes of the United States federal courts set forth therein as venues for proceedings relating  to the Underwriting Agreement, the Indenture and the Notes is subject to the power of United States federal courts to transfer proceedings pursuant to Section 1404(a) of Title 28 of the United States Code or to dismiss such proceedings on the grounds that such United States federal court is an inconvenient forum for such actions.  We express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action where jurisdiction based on diversity of citizenship under Section 1332 of Title 28 of the United States Code does not exist.  In addition, we note that the enforceability of the waiver of immunities by the Issuer set forth in the Underwriting Agreement, the Indenture and the Notes is subject to the limitations imposed by the United States Foreign Sovereign Immunities Act of 1976, as amended.

This opinion is addressed to you solely for your benefit in your capacity as Underwriters in connection with the offer and sale of the Notes.  It is not to be transmitted to anyone else nor is it to be relied upon by anyone else or for any other purpose or quoted or referred to in any public document or filed with anyone without our express consent.  This opinion may, however, be disclosed by you (i) to the extent required by law, regulation or any governmental or competent regulatory authority, (ii) in connection with legal proceedings in relation to the offer and sale of the Notes or (iii) to your affiliates in relation to the offer and sale of the Notes, provided that, without our express consent, you may not disclose this opinion to any other purchaser or prospective purchaser of the Notes and no party to whom the opinion is disclosed may rely on the opinion.

Very truly yours,

Linklaters LLP

B-1-3

Exhibit B-2

to the Underwriting Agreement

FORM OF LETTER
OF
LINKLATERS LLP

SPECIAL NEW YORK COUNSEL TO THE REPUBLIC

To the persons listed in Schedule I hereto
(collectively, the “Underwriters”)

January 22, 2021

Ladies and Gentlemen:

Republic of Chile (the “Issuer”)
US$750,000,000 2.550% Notes due 2032 (the “2032 Notes”)
US$1,500,000,000 3.100% Notes due 2061 (together with the 2032 Notes, the “Notes”)

This is with reference to the registration under the United States Securities Act of 1933 (the “Securities Act”) and offering of the Notes. The registration statement (File No. 333-235463) (the “Registration Statement”) was filed under Schedule B of the Securities Act in accordance with procedures of the United States Securities and Exchange Commission (the “Commission”) permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The offering of the Notes has been made by way of a base prospectus dated January 16, 2020, including the documents incorporated therein by reference (the “Base Prospectus”), as supplemented by the preliminary prospectus supplement dated January 19, 2021 (the “Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Preliminary Prospectus”). The Preliminary Prospectus, together with the information set out in Schedule V to the Underwriting Agreement, dated January 19, 2021, among the Underwriters and the Issuer (the “Underwriting Agreement”), is referred to herein as the “Time of Sale Information”. The Base Prospectus, as supplemented by the prospectus supplement dated January [19], 2021, is referred to herein as the “Final Prospectus”.

In our capacity as special United States counsel to the Issuer, we have, along with representatives of the Issuer and representatives of the Underwriters, their United States counsel and their Chilean counsel, participated in discussions concerning the contents of the Registration Statement, the Time of Sale Information and the Final Prospectus and related matters, reviewed the contents of the Registration Statement, the Time of Sale Information and the Final Prospectus and carried out such further enquiries and procedures as we have deemed necessary or appropriate in the circumstances.

B-2-5

On the basis of the information that we gained in the performance of the work referred to above, considered in the light of our understanding of the applicable United States federal securities laws and the experience we have gained through our practice in this field, we confirm to you that, in our opinion, each part of the Registration Statement, at the date of the Underwriting Agreement, the Time of Sale Information, at the Initial Sale Time (as defined in the Underwriting Agreement) and the Final Prospectus, at its date, each appeared on its face to be appropriately responsive, in all material respects relevant to the offering of the Notes, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Further, we confirm to you that nothing that has come to our attention in the course of our acting in our capacity as such counsel has caused us to believe that any part of the Registration Statement, at the date of the Underwriting Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Time of Sale Information, at the Initial Sale Time (as defined in the Underwriting Agreement), or the Final Prospectus, at its date and at the time and date of delivery of this letter, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of disclosure documents are such, however, that we do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Final Prospectus except as provided in paragraphs 7 and 8 of our opinion with respect to certain matters of U.S. law addressed to you and dated the date hereof. In addition, we express no opinion or belief as to the financial or statistical data contained in the Registration Statement, the Time of Sale Information or the Final Prospectus, which have been extracted or derived from public official documents or public official statements of the Republic.

The Registration Statement has become effective under the Securities Act, the Preliminary Prospectus Supplement was filed with the Commission pursuant to Rule 424(b)(3) on January 19, 2021, the Final Prospectus was filed with the Commission pursuant to Rule 424(b)(5) on January [19], 2021, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated under the Securities Act.

This letter is addressed to you solely for your benefit. It is not to be relied upon by anyone else for any purpose without our express consent.

Very truly yours,

Linklaters LLP

B-2-6

Schedule I

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
United States of America

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019
United States of America

HSBC Securities (USA) Inc.
452 Fifth Avenue
New York, New York 10022
United States of America

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10281
United States of America

Santander Investment Securities Inc.
45 East 53rd Street
New York, New York 10022
United States of America

B-2-7

Exhibit C-1

to the Underwriting Agreement

FORM OF OPINION
OF
GARRIGUES CHILE SpA

SPECIAL CHILEAN COUNSEL TO THE UNDERWRITERS

Santiago (Chile), January 22, 2021

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

HSBC Securities (USA) Inc.

452 Fifth Avenue,

New York, New York 10022

J.P. Morgan Securities PLC.

383 Madison Avenue

New York, New York 10281

Santander Investment Securities Inc.

45 East 53rd Street

New York, New York 10022

The Bank of New York Mellon, as

Trustee pursuant to the Indenture

referred to below

Republic of Chile

US$750,000,000 2.550% Notes due 2032

US$1,500,000,000 3.100% Notes due 2061

Ladies and Gentlemen,

This opinion is delivered to you pursuant to Section 8(e)(i)(C) of the Underwriting Agreement dated January19, 2021 (the “Underwriting Agreement”), among the Republic of Chile (the “Republic”), and BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P Morgan Securities LLC., and Santander Investment Securities Inc. (the “Underwriters”), relating to the issuance and sale by the Republic of US$750,000,000 aggregate principal amount of its 2.550% Notes due 2032 (the “Reopening 2032 Notes”), and an additional US$1,500,000,000 aggregate principal amount of its 3.100% Notes due 2061 (the “2061 Notes”,

C-1-1

nd together with the Reopening 2032 Notes, the “Notes”), which Notes are to be issued pursuant to an indenture, dated as of December 12, 2014 (the “Base Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes, the Underwriting Agreement and the Indenture (collectively, the “Agreements”) are more fully described in the Registration Statement (as defined below) and the Final Prospectus (as defined below) prepared by the Republic in connection with the issuance of the Notes. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

We have acted as special Chilean counsel to the Underwriters in connection with the Agreements and issuance of the Notes. In connection with this opinion we have examined:

1.                            an executed copy of each Agreement and the forms of the Notes;

2.                            the registration statement on Schedule B (No. 333-235463) initially filed by the Republic under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission (the “Commission”) on January 16, 2020 (such registration statement, including the documents and information deemed to be a part thereof at the time of effectiveness pursuant to Rule 424(b) under the Securities Act, and the documents incorporated by reference therein, respectively), hereinafter referred to collectively as the “Registration Statement”);

3.                            the base prospectus, dated January 16, 2020, included as part of the Registration Statement (the base prospectus being hereinafter referred to as the “Base Prospectus”);

4.                            the preliminary prospectus supplement, dated January 19, 2021, relating to the Notes (the “Preliminary Prospectus Supplement”);

5.                            the final prospectus supplement, dated January 19, 2021, relating to the Notes (the “Final Prospectus Supplement”) (the Base Prospectus, as supplemented by the Final Prospectus Supplement, in the form it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Final Prospectus”);

6.                            the final pricing term sheets relating to the Bonds, dated January 19, 2021, in the form attached as Schedule IV to the Underwriting Agreement (collectively the “Pricing Term Sheet”);

7.                            the Authorization delivered by the Republic as contemplated by the Indenture;

8.                            the Political Constitution of the Republic (Constitución Política de la República de Chile) dated 1980, as amended (the “Constitution”);

9.                            Decree Law No. 1,263 (Decreto Ley N°1.263) of November 21, 1975, as amended, providing for the rules of financial administration and governance of the Republic (the “Government Financial Administration Act”);

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10.                     Decree Law No. 2,349 (Decreto Ley N°2.349) of October 13, 1978, as amended, on sovereign immunity of the Chilean State (the “Sovereign Immunity Act”);

11.                     Article 3 of Law No. 21,289 (Ley N° 21.289) published in the Official Gazette on December 16, 2020 authorizing the President of the Republic to incur public indebtedness abroad (the “2021 Budget Law”);

12.                     Supreme Decree No. 2,284 (Decreto Supremo N° 2.284) dated December 16, 2020 of the Ministry of Finance of the Republic and published in the Official Gazette on January 18, 2021  (the “Supreme Decree”); and

13.                     such other documents, agreements and instruments and such treaties, laws, rules, decrees and the like as we have deemed necessary as a basis for the opinions hereinafter expressed.

As used herein, “Disclosure Package” means the Base Prospectus, the Preliminary Prospectus Supplement, and the issuer free writing prospectuses identified on Schedule III to the Underwriting Agreement, if any.

We have assumed for purposes of this opinion: (i) that the Agreements and all other documents to be executed and delivered thereunder have been duly authorized, executed and delivered by the Underwriters and the Trustee, as the case may be, and that each such party has adequate power, authority and legal right to enter into each Agreement to which they are a party; (ii) the authenticity of all documents examined by us (and the completeness of and conformity to the originals of any copies thereof submitted to us) and the genuineness of all signatures; (iii) that the Underwriting Agreement has not been terminated pursuant to Section 14 thereof; (iv) that the execution, delivery and performance of the Agreements and the other documents and instruments provided for by the Agreements, and the consummation of the transactions contemplated thereby, do not and will not contravene or breach, or result in a default under, or require any consent of any person under, any agreement or other document or instrument to which any of the parties to any thereof (other than the Republic) is a party or by which it is bound; and (v) that any documents referred to in our opinion and executed by the Republic, which are stated to be governed by and construed in accordance with New York law, based on the opinions contained herein, will have been duly authorized, executed and delivered pursuant to New York law.

Also, in rendering this opinion we have relied, without independent investigation, (i) to the extent this opinion involves any matter of United States Federal and New York law, upon the opinion of Cleary Gottlieb Steen & Hamilton LLP, special U.S. counsel to the Underwriters, of this date, rendered pursuant to Section 8(e)(i)(D) of the Underwriting Agreement, and (ii) as to matters of fact, to the extent we have deemed proper, on certificates of officers of the Republic and certificates or other written statements of Chilean officials having custody of relevant documents.

Based upon the foregoing, we are of the opinion that:

(a)  The Republic has full power and authority to execute and deliver each of the Underwriting Agreement, the Indenture and the Notes and all other documents and instruments to be executed and delivered by the Republic thereunder, to incur the obligations to be incurred by it as provided therein and to perform and observe the provisions thereof on its part to be performed or observed and to issue and sell the Notes and to perform the terms thereof.

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(b)  The issuance and sale of the Notes and the execution and delivery of the Underwriting Agreement, the Indenture and the Notes by the Republic and all other documents and instruments to be executed and delivered by the Republic thereunder and the performance of its obligations thereunder have been duly and validly authorized by the Republic.

(c)   Each of the Underwriting Agreement and the Indenture has been duly executed and delivered on behalf of the Republic and constitutes a legal, valid and binding obligation of the Republic enforceable against the Republic in accordance with the terms thereof.

(d)  The Notes, when duly (A) executed by (i) the representative of the Republic designated in accordance with the Supreme Decree and (ii) the Treasurer General of the Republic (Tesorero General de la República) (or his/her representative designated in accordance with the Supreme Decree), (B) authenticated (“refrendados”) by the Comptroller General of the Republic (Contralor General de la República) (or his/her representative designated in accordance with the Supreme Decree) and, based on our understanding that the Indenture (which is governed by New York law) so requires, authenticated by the Trustee in accordance with the Indenture, and (C) delivered and paid for in accordance with the Underwriting Agreement, will be legal, valid and binding obligations of the Republic enforceable against the Republic in accordance with the terms thereof and entitled to the benefits of the Indenture.

(e)   No consent, approval, authorization, order, registration or qualification of or with any court, government or governmental agency or body or any third party is required to be taken, fulfilled, performed or obtained in the Republic (including, without limitation, the obtaining of any consent, approval or license or the making of any filing or registration) for the execution, delivery and performance of the Agreements by the Republic, or for the issue, sale, delivery and performance of the Notes as contemplated therein and in the Registration Statement, the Disclosure Package and the Final Prospectus, the consummation of the other transactions contemplated by the Agreements and compliance by the Republic with the terms of the Agreements, as the case may be, or for the legality, enforceability, validity or admissibility into evidence of the Agreements (including the Notes) against the Republic, except for the authorizations contained in Article 3 of the 2021 Budget Law and in the Supreme Decree all of which have been duly obtained and are in full force and effect on the date hereof.

(f)    The execution, delivery and performance of the Agreements by the Republic, the issuance, sale, delivery and performance of the Notes as contemplated therein, the consummation of the other transactions contemplated by the Agreements and compliance by the Republic with the terms of the Agreements, as the case may be, do not (i) conflict with or result in a breach of the Constitution, the Government Financial Administration Act, the Sovereign Immunity Act, the 2021 Budget Law, the Supreme Decree or any other constitutional provision, any provision of any treaty, convention,

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statute, law, regulation, decree, judgment, order of any government, governmental body or court, domestic or foreign court order or similar authority binding upon the Republic, (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any fiscal agency agreement, trust deed, mortgage or other agreement to which the Republic or any National Governmental Agency is a party or by which any of them or any of their respective properties or assets are bound or (iii) result in the creation of any lien or encumbrance upon such properties or assets.

(g) To the best of our knowledge after due inquiry, other than as set forth or contemplated in the Registration Statement, the Disclosure Package or the Final Prospectus, there are no pending or, threatened, actions or proceedings (foreign or domestic) against or affecting the Republic or any National Governmental Agency which, if determined adversely to the Republic or any such National Governmental Agency, would reasonably be expected individually or in the aggregate to have a materially adverse effect on the financial condition or revenues and expenditures of the Republic or would materially adversely affect the ability of the Republic to perform its obligations under the Agreements, or which are otherwise material in the context of the issuance of the Notes.

(h) Except as disclosed in the Disclosure Package and the Final Prospectus, there is no tax, duty, levy, impost, deduction, governmental charge or withholding imposed by the Republic or any political subdivision or taxing authority thereof or therein by virtue of the execution, delivery, performance or enforcement of the Agreements (except for consular and clerk fees in connection with enforcement proceedings) or to ensure the legality, enforceability, validity or admissibility into evidence of the Agreements or of any other document to be furnished thereunder and neither is it necessary that the Agreements be submitted to, filed or recorded with any court or other authority in the Republic to ensure such legality, validity, enforceability or admissibility into evidence (except for a translation into Spanish of the Agreements and/or the Notes performed by a translator appointed by a competent Chilean court, which is required in order to bring an action thereon in the courts of Chile).

(i)  When duly issued, executed and authenticated as described in (d) above, the Notes will be the direct, unconditional and unsecured obligations of the Republic, the full faith and credit of the Republic will have been pledged for the due and punctual payment of the principal of, interest on, and any Additional Amounts or other amounts required to be paid with respect to, the Notes, and the performance of the obligations therein contained; when issued, the Notes will rank pari passu in priority of payment, in right of security and in all other respects with all other External Indebtedness (as defined in the Terms and Conditions of the Notes) with respect to the Republic now or hereafter outstanding (except to the extent any such other External Indebtedness ranks above such obligations solely by reason of Liens (as defined in the Terms and Conditions of the Notes)).

(j)  The execution, delivery and performance of the Underwriting Agreement, the Indenture and the other documents referred to

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therein, and the issuance and sale of the Notes and the performance of the terms thereof by the Republic, constitute private and commercial acts rather than public or governmental acts. As described in the Registration Statement, the Final Prospectus and the Disclosure Package, the Republic has validly waived with respect to itself and its property any immunity it may now or in the future enjoy, including immunity (i) from jurisdiction of any court, (ii) from set-off any legal process in the courts of the Republic other than attachment prior to judgment and attachment in aid of execution or (iii) from set-off or any legal process in any court other than a court of the Republic (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise); provided, however, that no attachment is possible with respect to properties of the Republic located in Chile, and provided, further, that with respect to the movable and immovable property of the Republic used for diplomatic and consular missions, including the residence of the head of such missions, or for military purposes (including any property of military character or under the control of a military authority or defense agency) or the rights or property of the Chilean Central Bank (Banco Central de Chile), the waiver of immunity by the Republic is prohibited by the laws of the Republic. The waiver of immunity and waiver of objection to laying of venue and defense of inconvenient forum by the Republic contained in Section 19(a) of the Underwriting Agreement, Section 9.7(f) of the Indenture and paragraph 15(b) of the Terms and Conditions of the Notes, the appointment by the Republic of process agent in Section 17(b) of the Underwriting Agreement and Section 9.7(b) of the Indenture, the consent by the Republic to the jurisdiction of the courts specified in such sections and paragraph and the provisions in Section 17(b) of the Underwriting Agreement, Section 9.7(a) of the Indenture and paragraph 15(a) of the Terms and Conditions of the Notes that the laws of the State of New York shall govern the Underwriting Agreement, the Indenture and the Notes, are irrevocably binding on the Republic.

(k) Each of the Underwriting Agreement, the Indenture and the Registered Global Notes is (and, upon execution, delivery and authentication in accordance with paragraph (d) above, a Definitive Registered Note (as defined in the Notes) will be) in proper form under the laws of the Republic for the enforcement of a final and conclusive judgment in the courts of Chile, and in the legal action of such courts, such courts (i) would recognize and give effect to the respective provisions of the Underwriting Agreement, the Indenture and the Notes that such documents be governed by the laws of the State of New York and (ii) would accordingly enforce the final and conclusive judgment made by a New York court. However, for its enforceability and admissibility in evidence in the Republic, each such document would need to be duly translated into Spanish by a translator appointed by a competent Chilean court.

(l)  A final, valid and conclusive judgment for the payment of a fixed or readily calculable sum of money against the Republic (a “Monetary Judgment”) rendered by any New York State or Federal court sitting in The City of New York having jurisdiction under its laws, over the Republic, in an action arising out of or relating to the Underwriting Agreement, the Indenture or the Notes, as the case may be, would be recognized and enforced against the Republic by the courts of Chile without re-examination or review of the

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merits of the cause of action in respect of which the original Monetary Judgment was given nor re-litigation of the matters adjudicated upon nor payment of any stamp, registration or similar tax or duty except for court and consular fees and other charges incurred in connection with enforcement proceedings and legalization of exequatur or rogatory documents; provided that the following conditions are met (the existence or non-existence of which would be determined by the Supreme Court of Chile):

i.                                         if there exists a treaty as to the enforcement of judgments between Chile and the United States of America, such treaty will be applied. As at the date hereof no such treaty currently exists between Chile and the United States of America; or

ii.                                      if there is no treaty, the Monetary Judgment will be enforced if there is reciprocity as to the enforcement of judgments (i.e., a United States court would enforce a comparable judgment of a Chilean court under comparable circumstances);

iii.                                   if it can be proved that there is no reciprocity the Monetary Judgment cannot be enforced in Chile;

iv.                                  if reciprocity cannot be proved, the judgment will be enforced if it has not been rendered by default within the meaning of Chilean law, that is if valid service of process was made upon the parties to the action unless the defendant was able to prove that due to other reasons it was prevented from assuming its defense. However, under Chilean law, service of process by means of mailing copies to the Republic will not be deemed effective to cause proper service of process and, consequently, any judgment rendered in a legal proceeding in which process was served by means of mailing copies may be then effectively contested by the Republic in Chile; and

v.                                     in any event, the judgment shall not be contrary to the public policy of the Republic of Chile, and shall not affect in any way properties located in Chile, which are, as a matter of Chilean law, subject exclusively to the jurisdiction of Chilean courts. In this regard, other than as discussed in our qualification at the end of this opinion, we are not aware of any public policy that would affect the enforcement in Chile of a judgment in respect of the Underwriting Agreement, the Indenture or the Notes.

Upon compliance with the above, the courts in the Republic will enforce a final and conclusive Monetary Judgment rendered by a New York State or Federal court sitting in The City of New York having jurisdiction, under its laws, over the Republic, in an action arising out of the Underwriting Agreement, the Indenture or the Notes, as the case may be, in accordance with the procedure contemplated by the Chilean Code of Civil Procedure for the enforcement of foreign judgments. To enforce such Monetary Judgment in Chile rendered in relation to the Agreements or the Notes against the Republic, the Monetary Judgment must be presented to the Supreme Court of Chile, in duly legalized (by the Chilean Consul in New York) form and translated into the Spanish language by a translator appointed by a competent Chilean court. Said Court will hear whatever presentation the Republic wishes to make, which hearing will be limited to aspects relating to such enforcement and not to substantive issues resolved in the Monetary Judgment.

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The Supreme Court will also hear the Supreme Court Prosecutor (“Fiscal Judicial”) as to such limited aspects, and, with only this background, the Supreme Court will declare whether or not the Monetary Judgment should be enforced. If the Supreme Court orders the Republic to perform any payment obligation, the facts must be made known to the President of the Republic so that he/she may issue a supreme decree ordering enforcement of such Monetary Judgment within a 60-day period. The President of the Republic is prohibited by express mandate of the Constitution from exercising judicial functions as well as from reviewing the basis for and the contents of the court’s decision.

We express no opinion as to the enforceability in Chile of a foreign judgment against the Republic that is not a Monetary Judgment or that has been obtained in any court other than the New York State or Federal courts sitting in New York City.

(m)  It is not necessary under the laws of the Republic that the Underwriters be licensed, qualified or entitled to carry on business in the Republic by reason of the execution, delivery, performance or enforcement of any of the Agreements and the Underwriters will not be deemed resident, domiciled, to be carrying on business or subject to taxation in the Republic solely by reason of the execution, delivery and performance of the Agreements or the enforcement thereof in Chile.

(n)  The Registration Statement, the Disclosure Package and the Final Prospectus, with respect to or involving the Constitution, the Government Financial Administration Act, the Sovereign Immunity Act, the 2021 Budget Law and any other laws, statutes and regulations of or pertaining to the Republic or Chilean law are true and correct as of the date hereof and fairly present the information purported to be shown and the information provided by the Republic in the Registration Statement, the Disclosure Package and the Final Prospectus with respect to itself has been provided by the authorized officials of the Republic on behalf of the Republic.

(o)  All statements in the Registration Statement, the Disclosure Package and the Final Prospectus with respect to or involving the Constitution, the Government Financial Administration Act, the Sovereign Immunity Act, the 2021 Budget Law, the Supreme Decree and any other laws, statutes and regulations of or pertaining to the Republic or Chilean law are true and correct as of the date hereof and fairly present the information purported to be shown; and the information provided by the Republic in the Registration Statement, the Disclosure Package and the Final Prospectus with respect to itself has been provided by the Republic or any National Government Agency in compliance with the laws and regulations applicable thereto as in effect on the date hereof.

(p)  The statements in the Base Prospectus, under the captions “Taxation — Chilean Taxation” and “Description of the Securities,” and each of the Preliminary Prospectus Supplement and the Final Prospectus Supplement under the caption “Description of the Notes,” insofar as such statements constitute a summary of the documents or matters referred to therein taken as a whole, fairly summarize the provisions of Chilean law therein described.

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(q)  The laws of the Republic do not require any statute or regulation or legal or governmental proceeding or any contract or document of the Republic of any character, to be described in the Registration Statement, the Disclosure Package or the Final Prospectus, other than such statutes, regulations, and proceedings that have been described therein.

(r)  When issued, the Notes and all payments thereon will be free and exempt from any and all taxes, duties or other charges of whatsoever nature of the Republic, except (as set forth in the Registration Statement, the Disclosure Package and the Final Prospectus), for the withholding currently assessed on payments of interest to bondholders that are not residents of the Republic and except to the extent that such Notes or payments will be held or received by persons who are subject to tax for reasons other than the mere holding of such Notes or receiving payments thereon.

(s)  The Underwriters are not subject to any taxes, duties or other governmental charges imposed by the Republic or by any political subdivisions or taxing authority thereof or therein with respect to any payments received by any of the Underwriters on account of commissions and reimbursement of expenses, as long as such payments qualify as commissions and reimbursements of expenses according to the Chilean Commercial Code and the Chilean Income Tax Law, in accordance with the guidelines issued on the matter by the Servicio de Impuestos Internos (the Chilean Internal Revenue Service).

This opinion is subject to the effect of any applicable bankruptcy, insolvency, liquidation, reorganization, moratorium or similar laws affecting creditors’ rights generally.

In connection with our opinion at paragraphs (c), (f), (j) and (l)(v) above referring to the validity, binding nature and enforceability in Chile and potential conflict with Chilean law or public policy of the indemnification and contribution provisions contained in Section 10 of the Underwriting Agreement, we wish to express that a Chilean court would not find such provisions to be violative of principles of Chilean public policy unless their actual application in a particular case to determine the amount of an indemnification or contribution due by an indemnifying party would, in the judgment of the court, result in a recovery by the indemnified party so arbitrary and unreasonable as to be considered contrary to basic and fundamental principles of the Chilean legal system.

The opinions expressed herein are limited to questions arising under the laws of the Republic. Furthermore, this opinion letter is furnished to you in your capacity as Underwriters under the Underwriting Agreement or as Trustee under the Indenture, and is solely for your benefit as such. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose without, in each instance, our prior written consent. Notwithstanding the foregoing, you may furnish a copy of this opinion letter (with notice to us, which shall be given before furnishing such copy, when practicable) (a) if required by any applicable law or regulation, (b) to any regulatory authority having jurisdiction over you if required by such authority or (c) in connection with any actual or threatened claim against you relating to the issue of the Notes if required to assist you in establishing defenses under applicable securities laws, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter or for any other reason.

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This opinion letter speaks only as of the date hereof. Accordingly, any person relying on this opinion letter at any time after the date of this opinion letter should seek advice of its counsel as to the proper application of this opinion letter at such time.

Very truly yours,

GARRIGUES CHILE SpA

By:
[•], a Partner

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Exhibit C-2

to the Underwriting Agreement

FORM OF LETTER
OF
GARRIGUES CHILE SpA

SPECIAL CHILEAN COUNSEL TO THE UNDERWRITERS

Santiago (Chile), January 22, 2021

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

HSBC Securities (USA) Inc.

452 Fifth Avenue,

New York, New York 10022

J.P. Morgan Securities PLC.

383 Madison Avenue

New York, New York 10281

Santander Investment Securities Inc.

45 East 53rd Street

New York, New York 10022

The Bank of New York Mellon, as

Trustee pursuant to the Indenture

referred to below

Republic of Chile

US$750,000,000 2.550% Notes due 2032

US$1,500,000,000 3.100% Notes due 2061

Ladies and Gentlemen,

This opinion is delivered to you pursuant to Section 8(e)(i)(C) of the Underwriting Agreement dated January 19, 2021 (the “Underwriting Agreement”), among the Republic of

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Chile (the “Republic”), and BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P Morgan Securities LLC., and Santander Investment Securities Inc. (the “Underwriters”), relating to the issuance and sale by the Republic of US$750,000,000 aggregate principal amount of its 2.550% Notes due 2032 (the “Reopening 2032 Notes”), and an additional US$1,500,000,000 aggregate principal amount of its 3.100% Notes due 2061 (the “2061 Notes”, and together with the Reopening 2032 Notes, the “Notes”), which Notes are to be issued pursuant to an indenture, dated as of December 12, 2014 (the “Base Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes, the Underwriting Agreement and the Indenture (collectively, the “Agreements”) are more fully described in the Registration Statement (as defined below) and the Final Prospectus (as defined below) prepared by the Republic in connection with the issuance of the Notes. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial accounting or statistical information, and because many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Final Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Final Prospectus (except to the extent expressly set forth in letter (o) of our opinion letter to you of even date herewith) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial, accounting and statistical data included in the Registration Statement, the Disclosure Package and the Final Prospectus, and we have not examined the financial, accounting or statistical records from which such data or information is derived. We note that certain portions of the Registration Statement, the Disclosure Package and the Final Prospectus have been included therein on the authority of officials of the Republic, and that we are not experts within the meaning of the Securities Act with respect to any portion of the Registration Statement, the Disclosure Package or the Final Prospectus, including, without limitation, the financial, accounting or statistical data included therein.

However, in the course of our acting as special Chilean counsel to the Underwriters in connection with the preparation of the Registration Statement, the Disclosure Package and the Final Prospectus, we participated in conferences and telephone conversations with officials of the Republic, your representatives, representatives of your New York counsel, and representatives of New York and Chilean counsel to the Republic, during which the contents of the Registration Statement, the Disclosure Package and the Final  Prospectus and related matters were discussed, and we reviewed certain other documents furnished to us by the Republic.

Based on our participation in such conferences and conversations, our review of such documents as described above according to our limited and non-expert understanding of the United States of America federal securities laws and limited experience we have gained in our practice thereunder, we advise you that:

(a)                                No information has come to our attention that causes us to believe that the Registration Statement (except the financial, accounting and statistical data included therein, as to which we express no view), as of the date of the Underwriting Agreement, contained an

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untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)                                No information has come to our attention that causes us to believe that the Disclosure Package (except the financial, accounting and statistical data included therein, as to which we express no view), as of the Initial Sale Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)                                 No information has come to our attention that causes us to believe that the Final Prospectus (except the financial, accounting and statistical data included therein, as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The opinions expressed herein are limited to questions arising under the laws of the Republic. We provide this opinion letter to you in our capacity as special Chilean counsel to the Underwriters. Furthermore, this opinion letter is furnished to you in your capacity as Underwriters under the Underwriting Agreement or as Trustee under the Indenture, and is solely for your benefit as such. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose without, in each instance, our prior written consent. Notwithstanding the foregoing, you may furnish a copy of this opinion letter (with notice to us, which shall be given before furnishing such copy, when practicable) (a) if required by any applicable law or regulation, (b) to any regulatory authority having jurisdiction over you if required by such authority or (c) in connection with any actual or threatened claim against you relating to the issue of the Notes if required to assist you in establishing defenses under applicable securities laws, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter or for any other reason.

This opinion letter speaks only as of the date hereof. Accordingly, any person relying on this opinion letter at any time after the date of this opinion letter should seek advice of its counsel as to the proper application of this opinion letter at such time.

Very truly yours,

GARRIGUES CHILE SpA

By:
[•], a Partner

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Exhibit D-1

to the Underwriting Agreement

FORM OF OPINION
OF
CLEARY GOTTLIEB STEEN & HAMILTON LLP

SPECIAL NEW YORK COUNSEL TO THE UNDERWRITERS

January 22, 2021

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street
New York, New York 10013

HSBC Securities (USA) Inc.

452 Fifth Avenue,
New York, New York 10022

J.P. Morgan Securities LLC.

383 Madison Avenue
New York, New York 10281

Santander Investment Securities Inc.
45 East 53rd Street
New York, New York 10022

as Underwriters,

Ladies and Gentlemen:

We have acted as United States counsel to you, as Underwriters, in connection with the offering by the Republic of Chile (the “Republic” or “Chile”), pursuant to registration statement (No. 333-235463) under Schedule B of the Securities Act of 1933, as amended (the “Securities Act”), of US$750,000,000 aggregate principal amount of 2.550% Notes due 2032 (the “2032 Notes”) and US$1,500,000,000 aggregate principal amount of Chile’s 3.100% Notes due 2061 (the “2061 Notes” and, together with the 2061 Notes, the “Notes”),  to be issued under an indenture, dated as of December 12, 2014 (the “Base Indenture”), between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental

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indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Registration statement No. 333-235463, as amended as of its most recent effective date, January 15, 2021, the date on which the most recent Form 18-K/A was filed as an amendment thereto, insofar as they relate to the Notes (as determined for purposes of Rule 430B(f)(2) or Rule 462(b), as applicable, under the Securities Act), including the documents incorporated by reference therein, is herein called the “Registration Statement”; the related prospectus dated January 16, 2020, filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act, including the documents incorporated by reference therein, is herein called the “Base Prospectus”; the preliminary prospectus supplement dated January 19, 2021, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, is herein called the “Preliminary Prospectus Supplement”; and the related prospectus supplement dated January 19, 2021, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, is herein called the “Final Prospectus Supplement.”  The Base Prospectus and the Preliminary Prospectus Supplement together are herein called the “Pricing Prospectus,” and the Base Prospectus and the Final Prospectus Supplement together are herein called the “Final Prospectus.”  This opinion is furnished pursuant to Section 8(e)(iv) of the underwriting agreement dated January 19, 2021 (the “Underwriting Agreement”) between Chile and the several underwriters named above (the “Underwriters”).

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)             a copy of the executed Underwriting Agreement;

(b)             the Registration Statement;

(c)              the Pricing Prospectus and the documents listed in Schedule I hereto;

(d)             the Final Prospectus;

(e)              a facsimile copy of the Notes in global form as executed by Chile and authenticated by the Trustee;

(f)               a copy of the Indenture, and

(g)  the documents delivered to you by Chile at the closing pursuant to the Underwriting Agreement.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such other documents and other certificates of public officials and representatives of Chile and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies.  In addition, we have assumed and have not verified (i) that all

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agreements and documents we have examined have been duly authorized, executed and delivered pursuant to Chilean law, (ii) that each party has full power, authority and legal right to enter into such agreement or to issue such document, and to perform its obligations thereunder, (iii) that all signatures on all such agreements and documents are genuine, and (iv) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of Chile in the Underwriting Agreement).

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1.  The Underwriting Agreement has been duly executed and delivered by Chile under the law of the State of New York.

2.  The Indenture has been duly executed and delivered by Chile under the law of the State of New York and is a valid, binding and enforceable agreement of Chile.

3.  The Notes have been duly executed and delivered by Chile under the law of the State of New York, and, assuming their due authentication in accordance with the terms of the Indenture and delivery and payment in accordance with the terms of the Underwriting Agreement, the Notes are valid, binding and enforceable obligations of Chile, entitled to the benefits of the Indenture.

4.  The statements under the headings “Description of the Securities” in the Base Prospectus and “Description of the Notes” in each of the Preliminary Prospectus Supplement considered together with the documents listed in Schedule I and the Final Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the Notes and the Indenture, provide a fair summary of such provisions.

Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of Chile, (i) we have assumed that Chile and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to Chile regarding matters of the federal law of the United States of America or the law of the State of New York that in our experience normally would be applicable in relation to transactions of the type contemplated by the Underwriting Agreement and the Indenture), (ii) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, to general principles of equity and (iii) such opinions are subject to the effect of judicial application of foreign laws or foreign governmental actions affecting creditors’ rights.

We note that the enforceability of the waiver of immunities by Chile set forth in Section 20(a) of the Underwriting Agreement, Section 9.7(e) of the Indenture, and Paragraph 16(e) of the terms and conditions of the Notes, is subject to the limitations imposed by the Foreign Sovereign Immunities Act of 1976.  We express no opinion as to the enforceability of any such waiver of immunity to the extent that it purports to apply to any immunity to which Chile may become entitled after the date thereof.

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We also note that the designation in Section 18(b) of the Underwriting Agreement, Section 9.7(b) of the Indenture and Paragraph 16(b) of the terms and conditions of the Notes of the U.S. federal courts sitting in the Borough of Manhattan, The City of New York, as the venue for actions or proceedings relating to the Underwriting Agreement, the Indenture and the Notes is (notwithstanding the waiver in Section 20(a) of the Underwriting Agreement, Section 9.7(e) of the Indenture and Paragraph 16(e) of the terms and conditions of the Notes) subject to the power of such courts to transfer actions pursuant to 28 U.S.C. §1404(a) or to dismiss such actions or proceedings on the grounds that such federal court is an inconvenient forum for such action or proceeding.

We express no opinion as to the enforceability of Paragraph 17 of the terms and conditions of the Notes relating to currency indemnity.

The foregoing opinions are limited to the federal law of the United States of America and the law of the State of New York.

We are furnishing this opinion letter to you, as Underwriters, solely for your benefit in your capacity as Underwriters in connection with the offering of the Notes. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to advise you or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein. Notwithstanding the foregoing, you may furnish a copy of this opinion letter (with notice to us, which shall be given before furnishing such copy, when practicable) (a) if required by any applicable law or regulation, (b) to any regulatory authority having jurisdiction over you if required by such authority, or (c) in connection with any actual or threatened claim against you relating to the issue of the Notes if required to assist you in establishing defenses under applicable securities laws, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter or for any other reason.

Very truly yours,

CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:
Andrés de la Cruz, a Partner

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Exhibit D-2

to the Underwriting Agreement

FORM OF LETTER
OF
CLEARY GOTTLIEB STEEN & HAMILTON LLP

SPECIAL NEW YORK COUNSEL TO THE UNDERWRITERS

January 19, 2021

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street
New York, New York 10013

HSBC Securities (USA) Inc.

452 Fifth Avenue,
New York, New York 10022

J.P. Morgan Securities LLC.

383 Madison Avenue
New York, New York 10281

Santander Investment Securities Inc.
45 East 53rd Street
New York, New York 10022

As Underwriters,

Ladies and Gentlemen,

We have acted as United States counsel to you, as Underwriters, in connection with the offering by the Republic of Chile (the “Republic” or “Chile”), pursuant to registration statement (No. 333-235463) under Schedule B of the Securities Act of 1933, as amended (the “Securities Act”), of US$750,000,000 aggregate principal amount of 2.550% Notes due 2032 (the “2032 Notes”) and US$1,500,000,000 aggregate principal amount of Chile’s 3.100% Notes due 2061 (the “2061 Notes” and, together with the 2061 Notes, the “Notes”),  to be issued under an indenture, dated as of December 12, 2014 (the “Base Indenture”), between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the first supplemental indenture, dated as of May 27, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Registration statement No. 333-235463, as amended as of its

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most recent effective date, January 15, 2021, the date on which the most recent Form 18-K/A was filed as an amendment thereto, insofar as they relate to the Notes (as determined for purposes of Rule 430B(f)(2) or Rule 462(b), as applicable, under the Securities Act), including the documents incorporated by reference therein, is herein called the “Registration Statement”; the related prospectus dated January 16, 2020, filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act, including the documents incorporated by reference therein, is herein called the “Base Prospectus”; the preliminary prospectus supplement dated January 19, 2021, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, is herein called the “Preliminary Prospectus Supplement”; and the related prospectus supplement dated January 19, 2021, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, is herein called the “Final Prospectus Supplement.”  The Base Prospectus and the Preliminary Prospectus Supplement together are herein called the “Pricing Prospectus,” and the Base Prospectus and the Final Prospectus Supplement together are herein called the “Final Prospectus.”  This letter is furnished pursuant to Section 8(e)(iv) of the underwriting agreement dated January19, 2021 (the “Underwriting Agreement”) between Chile and the several underwriters named above (the “Underwriters”).

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the Registration Statement, the Pricing Prospectus, the Final Prospectus and the documents listed in Schedule I hereto are of a wholly or partially non legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statement contained in the Registration Statement, the Pricing Prospectus, the Final Prospectus or the documents listed in Schedule I hereto (except to the extent expressly set forth in numbered paragraph 6 of our opinion letter to you of even date herewith) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statement (except as aforesaid).  We also are not passing upon and do not assume any responsibility for ascertaining whether or when any of the Pricing Prospectus, the Final Prospectus or the documents identified in Schedule I hereto was conveyed to any person for purposes of Rule 159 under the Securities Act.  We note that certain portions of the Registration Statement, the Pricing Prospectus and the Final Prospectus have been included therein on the authority of officials of Chile, and that we are not experts within the meaning of the Securities Act with respect to any portion of the Registration Statement, the Pricing Prospectus or the Final Prospectus, including, without limitation, the financial, accounting or statistical data included therein.

However, in the course of our acting as special United States counsel to you, as Underwriters, in connection with Chile’s preparation of the Registration Statement, the Pricing Prospectus, the Final Prospectus (but excluding the documents incorporated by reference in each of them) and the documents listed in Schedule I hereto, we participated in telephone conversations with officials of the Republic, representatives of the Republic’s New York and Chilean counsel, your representatives and representatives of your Chilean counsel, during which telephone conversations the contents of the Registration Statement, the Pricing Prospectus, the Final Prospectus and the documents listed in Schedule I hereto and related matters were discussed, and we reviewed the documents incorporated by reference in each of

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the Registration Statement, the Pricing Prospectus, the Final Prospectus and certain records and documents furnished to us by Chile.

Based on our participation in such telephone conversations and our review of such documents as described above, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that:

(a)           The Registration Statement (except the financial, accounting and statistical data included therein, as to which we express no view, and Exhibit 99.C to the Republic’s Annual Report on Form 18-K for the Fiscal Year ended December 31, 2019 (the “Annual Report”), as to which we express no view), as of their most recent effective date, January15, 2021, and the Final Prospectus (except as aforesaid), as of the date thereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations thereunder.

(b)           No information has come to our attention that causes us to believe that the Registration Statement (except the financial, accounting and statistical data included therein, as to which we express no view, and Exhibit 99.C to the Annual Report, as to which we express no view), as of their most recent effective date, January15, 2021, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

(c)           No information has come to our attention that causes us to believe that the Pricing Prospectus, considered together with the documents listed in Schedule I hereto (except the financial, accounting and statistical data included therein, as to which we express no view, and Exhibit 99.C to the Annual Report, as to which we express no view) at 4.30 p.m. New York time on January 19, 2021, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

(d)           No information has come to our attention that causes us to believe that the Final Prospectus (except the financial, accounting and statistical data included therein, as to which we express no view, and Exhibit 99.C to the Annual Report, as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

We are furnishing this letter to you, as Underwriters, solely for your benefit in your capacity as Underwriters in connection with the offering of the Notes.  This letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. We assume no obligation to advise you or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the views expressed herein. Notwithstanding the foregoing, you may furnish a copy of this letter (with notice to us, which shall be given before furnishing such copy, when practicable) (a) if required by any applicable law or regulation, (b) to any regulatory authority having jurisdiction over you if required by such authority, or (c) in connection with any actual or threatened claim against you relating to the issue of the Notes if

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required to assist you in establishing defenses under applicable securities laws, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter or for any other reason.

Very truly yours,

CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:
Andrés de la Cruz, a Partner

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